EXHIBIT 10.01

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                                                   EXECUTION COPY

               ESCROW AND DISBURSEMENT AGREEMENT


                          By and Among


               SHOWBOAT MARINA CASINO PARTNERSHIP

              SHOWBOAT MARINA FINANCE CORPORATION

                               and

                         SHOWBOAT, INC.
             (as Escrow Agent and Disbursement Agent)

                              and

               AMERICAN BANK NATIONAL ASSOCIATION
                          (as Trustee)


                          dated as of

                         March 28, 1996


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               ESCROW AND DISBURSEMENT AGREEMENT

     THIS ESCROW AND DISBURSEMENT AGREEMENT (this "AGREEMENT") is dated as of March 28, 1996 by and among Showboat Marina Casino Partnership, an Indiana general partnership ("SHOWBOAT PARTNERSHIP"), Showboat Marina Finance Corporation, a Nevada corporation ("FINANCE CORPORATION" and, together with Showboat Partnership, the "COMPANY"), and Showboat, Inc., a Nevada corporation ("SHOWBOAT"), as escrow agent and disbursement agent (as applicable, the "ESCROW AGENT" and the "DISBURSEMENT AGENT").

                            RECITALS
     A. FIRST MORTGAGE NOTES. The Company has issued $140,000,000 aggregate principal amount of 13 1/2% First Mortgage Notes due 2003 (the "FIRST MORTGAGE NOTES"). The First Mortgage Notes are to be issued pursuant to the provisions of an Indenture (the "INDENTURE") dated as of March 28, 1996 among the Company and the Trustee. The proceeds from the issuance of the First Mortgage Notes (net of any discounts and commissions, certain expense reimbursements and certain reductions for the receipt of immediately available funds) in the amount of $135.1 million (the "NOTE PROCEEDS") will be deposited contemporaneously with the execution of this Agreement into a segregated cash collateral trust account to be maintained at National Westminster Bank, at Freehold, New Jersey, Custody Account No. 35400008, in the name of American Bank National Association, as Trustee, "Collateral Account for Showboat Marina Casino Partnership and Showboat Marina Finance Corporation" (the "ESCROW ACCOUNT"). The Escrow Account and all balances and investments from time to time therein shall be under the sole control and dominion of the Trustee. In addition, the Indenture provides that (i) the proceeds from the Capital Contribution, to the extent of cash remaining, (ii) the Additional Project Financing, to the extent of cash received, if any, (iii) any Insurance Proceeds received on or prior to the date on which East Chicago Showboat first becomes Operating, and (iv) any awards, payments or other compensation or settlement in lieu thereof made in connection with any taking of property or condemnation or eminent domain proceeding whether actual or threatened ("CONDEMNATION PROCEEDS"), will be deposited in the Escrow Account upon receipt thereof by the Company. As used herein, the term "PROCEEDS" shall refer to the Note Proceeds and the proceeds of any Capital Contribution, Additional Project Financing and Insurance Proceeds.

     B. COLLATERAL AND COLLATERAL ASSIGNMENT. As security for its obligations under the First Mortgage Notes and the Indenture, the Company has granted security interests to the Trustee, for the benefit of the holders from time to time of the First Mortgage Notes (the "Holders"), in certain assets and has collaterally assigned certain contracts to the Trustee. As further security for its obligations under the First Mortgage Notes and the Indenture, the Company has also granted a security interest to the Trustee, for the benefit of the Holders of the First Mortgage Notes, in all of its right, title and interest in and to the Escrow Account, and any Proceeds or other amounts held therein.

     C. PURPOSE. The parties hereto have entered into this Agreement in order to set forth the conditions upon which, and the manner in which, funds will be disbursed from the Escrow Account in order to permit the Company to design, develop, construct, equip and open East Chicago Showboat.

     D.     COMPLETION  GUARANTEE.   Showboat,  pursuant  to  the
Completion  Guarantee,  has guaranteed  the  completion  of  East
Chicago Showboat, up to a maximum of $30.0 million.

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                           AGREEMENT

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that (i) the recitals above are true and correct and are by this reference incorporated herein as if fully set forth herein and (ii) as follows:

     1.   DEFINITIONS.

          1.1 DEFINED TERMS. In this Agreement, unless a different meaning clearly appears from the context, the terms defined in this Section 1 shall have the meanings herein specified, such definitions to be equally applicable to both the singular and plural forms of any of the terms defined:

           "ADDITIONAL PROJECT FINANCING" means any funds, not initially subject to this Agreement, which the Company obtains prior to the date on which East Chicago Showboat becomes Operating in accordance with the terms of the Indenture through the incurrence of additional debt (including, without limitation, loans or advances made to the Company by Showboat, or capital contributions caused to be made to the Company by Showboat, in each case under the Completion Guarantee), but only to the extent that such funds (a) are on deposit in the Escrow Account and (b) are held by the Company free and clear of any claims of any other parties whatsoever (other than Permitted Liens).

           "ADDITIONAL REVENUE" means revenue (including, without limitation, investment income accruing on funds in the Escrow Account and the Segregated Account) generated by the Company other than from the disposition of its assets or the receipt of the proceeds of any Additional Project Financing, but only to the extent that such revenue (a) is on deposit in the Escrow Account and (b) is held by the Company free and clear of any claims of any other parties whatsoever (other than Permitted Liens); PROVIDED, HOWEVER, that as of any date of measurement, Additional Revenue shall also include investment income which the Company reasonably determines will accrue on funds in the Escrow Account through the date on which the Company reasonably anticipates that East Chicago Showboat first will be Operating.

          "AVAILABLE FUNDS" with respect to the Company means, at any given time, the sum of (a) the Original Allocation less disbursements theretofore made from the Escrow Account, (b) Additional Revenue theretofore received, (c) Realized Savings theretofore achieved, (d) Additional Project Financing theretofore received, (e) Capital Lease Savings theretofore achieved and (f) any undisbursed funds in the Segregated Account.

           "CAPITAL LEASE SAVINGS" means, with respect to any personal property that the Company determines, subsequent to the date hereof, to fund pursuant to Capital Lease Obligations, the excess of the amount budgeted in the
     Construction Budget for the purchase of such personal property over the total amount of capital lease payments required to be paid over the term of the capital lease pursuant to the instrument or agreement governing such capital lease; PROVIDED, HOWEVER, that Capital Lease Savings for any line item shall be zero if (a) the total amount of liabilities with respect to Capital Lease Obligations incurred by the Company or any of its subsidiaries exceeds $16,000,000 at any one time; (b) the Company fails to allocate a sufficient amount in the Construction Budget to make the capital lease payments, if any, required to be paid pursuant to the terms of the instrument or agreement governing such capital lease prior to the date

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     on which East Chicago Showboat becomes Operating; or (c) the
     Company fails to promptly deliver to the Disbursement Agent a copy of the instrument or agreement governing the capital lease.

          "CLOSING FEES AND EXPENSES" means fees and expenses (a) incurred by the Company in connection with the raising of debt or equity to finance East Chicago Showboat and (b) paid on or before the Closing Date. The Closing Fees and
     Expenses are identified on EXHIBIT 1 to the Company's Closing Certification as "Fees and Expenses."

          "COMPANY'S  CLOSING  CERTIFICATION" means an  Officers'
     Certificate in the form attached hereto as EXHIBIT B-1.

          "COMPLETION DATE" means October 1, 1997.

          "CONSTRUCTION BUDGET" means an itemized schedule setting forth on a line item basis all of the costs (including anticipated Debt Financing Costs through the date that the Company reasonably anticipates that East Chicago
     Showboat first will be Operating) which the Company anticipates to expend in connection with the financing, design, development, construction, equipping and opening of East Chicago Showboat, as such Construction Budget may be amended from time to time pursuant to this Agreement; PROVIDED, HOWEVER, that the Construction Budget does not and shall not include (a) any expenses paid by the Company in connection with East Chicago Showboat prior to the Closing Date, or (b) to the extent not included within clause (a), any expenses paid pursuant to paragraphs (a) through (h) of the Initial Disbursements Certificate attached hereto as EXHIBIT A. The Construction Budget as of the date hereof is attached as EXHIBIT 1 to the Company's Closing Certification. As more fully set forth in Section 6.2 of this Agreement, at or before the first requested disbursement from the Escrow Account following the Initial Disbursements, the Company shall prepare a revised Construction Budget utilizing the Project Cost Schedule in the form attached hereto as EXHIBIT D, and the "Construction Budget" thereafter shall consist of the line item allocations set forth in column (iv) thereof under the heading "Construction Budget."

          "CONSTRUCTION EXPENSES" means expenses incurred in connection with the construction of East Chicago Showboat in accordance with the Construction Budget, excluding, however,
     (a) any such Construction Expenses paid prior to the Closing Date, (b) any Pre-Opening Expenses, (c) any Debt Financing Costs and (d) any Closing Fees and Expenses.

          "CONSTRUCTION SCHEDULE" means a schedule describing the sequencing of the components of work to be undertaken in connection with the construction of East Chicago Showboat, which schedule (as the same may be amended) demonstrates that East Chicago Showboat will be Operating on or before the Completion Date.

          "CONTRACTOR"   means  a  contractor,  subcontractor  or
     supplier of materials or services in connection with the construction and design of East Chicago Showboat.

          "CONTRACTS"   means  the contracts  pertaining  to  the
     construction  of  East Chicago Showboat, including,  without
     limitation,   any  contracts,  subcontracts,  licenses   and
     performance and payment bonds or guarantees.

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          "DEBT  FINANCING COSTS"  means all premium,  principal,
     repayments, interest, Liquidated Damages and other amounts payable or accrued from time to time under the First
     Mortgage Notes or any Additional Project Financing.

          "DISBURSEMENT AGENT" means Showboat, or such substitute
     Disbursement  Agent as may be designated in accordance  with
     Section 10 hereof.

          "ESCROW  AGENT"  means  Showboat,  or  such  substitute
     Escrow Agent as may be designated in accordance with Section
     10 hereof.

          "ESCROW AGENT STATEMENT" shall mean a statement in form and substance satisfactory to the Disbursement Agent prepared by the Escrow Agent setting forth in reasonable particularity the balance of funds in the Escrow Account and the manner in which such funds are invested.

          "FINAL PLANS" with respect to any particular work or improvement means Plans which (a) have received final approval from all governmental authorities required to approve such Plans prior to completion of the work or improvements; and (b) contain sufficient specificity to permit the completion of the work or improvement.

          "INITIAL DISBURSEMENTS CERTIFICATE"  means an Officer's
     Certificate from the Company in the form attached hereto as EXHIBIT A.

          "INITIAL CONSTRUCTION BUDGET" means the line items identified on the budget attached as EXHIBIT 1 to the
     Company's Closing Certification and the corresponding entries listed thereon under the heading "Available Amount" (except that the Initial Construction Budget shall not include the "Fees and Expenses" line item listed thereon and the corresponding amount listed in the Available Amount column. The Initial Construction Budget also specifies (under the entry for "Additional Revenue" within the Debt Financing Costs category) the Additional Revenue which the Company reasonably anticipates it will earn as investment income on funds in the Escrow Account through the date that the Company reasonably anticipates that East Chicago Showboat first will be Operating.

          "INITIAL PROPERTY" means the real property located in East Chicago, Indiana, leased by the City of East Chicago, Indiana Department of Redevelopment to Showboat Partnership, under the Redevelopment Project Lease, on which the Company will construct at least part of the Minimum Facilities.

          "INSURANCE PROCEEDS" means the proceeds from any insurance covering an Event of Loss received by or on behalf of the Company prior to the date on which East Chicago Showboat becomes Operating or any such proceeds required to be deposited into the Escrow Account pursuant to the terms of the Indenture and/or the Mortgages.

          "MORTGAGES" means (i) that certain Leasehold Mortgage, Assignment of Rents and Security Agreement executed by Showboat Partnership encumbering Showboat Partnership's interest in the Redevelopment Project Lease and the leasehold estate created thereby, in favor of the Trustee, on behalf of the Holders of the First Mortgage Notes, (ii) that certain First Preferred Ship Mortgage in the form attached as an Exhibit to the Indenture to be executed by the Company

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     to  encumber  the Casino vessel in favor of the Trustee,  on behalf of the Holders of the First Mortgage Notes, and (iii) all liens and security interests granted by the Company in accordance with the terms of the Indenture, by executing and filing security agreements and financing statements in the applicable state, under the Uniform Commercial Code adopted
     by   such  state,  to  encumber  property  utilized  in  the
     construction of East Chicago Showboat.

          "OFFICERS' CERTIFICATE" means a certificate signed by two officers, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer.

          "ORIGINAL ALLOCATION" means the Note Proceeds less the Initial Disbursements listed in paragraphs (a) through (h) of the Initial Disbursements Certificate.

          "PERMITTED DISBURSEMENTS" shall mean the disbursements from the Escrow Account pursuant to Sections 3.2, 3.3 or 3.4 hereof.

          "PLANS" means the plans, specifications, working drawings, change orders, correspondence and related items that collectively: (a) provide for and detail the manner of construction of improvements which contain at least the Minimum Facilities; (b) call for construction that will permit East Chicago Showboat to be Operating on or prior to the Completion Date; (c) call for construction which will cause East Chicago Showboat to be completed for a total cost consistent with the Construction Budget and the line items set forth therein; and (d) to the extent such Plans are amended, such Plans that continue to represent a logical evolution consistent with previous Plans, as the same may be amended, modified or supplemented from time to time, and, if required, submitted to and approved by the appropriate gaming or regulatory authorities.

          "PRE-OPENING EXPENSES" means expenses of the type described on EXHIBIT K attached hereto.

          "PROJECT ARCHITECT" means, (i) Showboat, for so long as Showboat continues serving as Disbursement Agent under this Agreement, and, in the event that Showboat ceases to serve as Disbursement Agent hereunder, (ii) as applicable, (a) The Hillier Group and (b) Rodney Lay & Associates, Inc., and, in each case, their respective successors identified by notice to the Disbursement Agent.

          "PROJECT COST SCHEDULE" means an itemized schedule in the form of EXHIBIT D hereto.

          "PROJECT MANAGER" means, (i) Showboat, for so long as Showboat continues serving as Disbursement Agent under this Agreement, and, in the event that Showboat ceases to serve as Disbursement Agent hereunder, (ii) as applicable, (a) Tonn & Blank, Incorporated, (b) KLM and (c) Atlantic Marine, Inc., and, in each case, their respective successors identified by notice to the Disbursement Agent.

          "PROPERTY" means the Initial Property.

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          "REALIZED  SAVINGS"  means  the excess  of  the  amount
     budgeted in the Construction Budget for a line item over the amount of funds expended or owed by the Company to complete the tasks set forth in such line item and for the materials and services used to complete such tasks; PROVIDED, HOWEVER,
     that:   (a)  Realized  Savings for any line  item  shall  be
     deemed to be zero if such savings are obtained in a manner that materially detracts from the overall quality and amenities of East Chicago Showboat being constructed by the Company as reasonably determined by the Project Architect, and (b) Realized Savings for each line item shall in all cases be deemed to be zero until (i) the Company completes all work and improvements covered by the line item, or (ii) the Company satisfies or reasonably provides for in all
     material  respects  the  obligations  arising  out  of   the
     completion of that line item. For purposes of clause (ii) of the immediately preceding sentence, the Company shall be deemed to have satisfied or reasonably provided for in all
     material  respects  the  obligations  arising  out  of   the
     completion of a particular line item if (A) the Company entered into Contracts providing for the completion of all tasks set forth in such line item and for all materials and services required for such tasks for a guaranteed fixed or maximum price, with payment and performance bonds (or other assurances) satisfactory to the Disbursement Agent for each such Contract, (B) copies of such Contracts and related bonds (or other assurances) have been delivered to the Disbursement Agent, and (C) the Disbursement Agent has
     concluded   that   such  Contracts  and  bonds   (or   other
     assurances) provide reasonable assurance that the work involved in the line item will be completed by a specified date consistent with the timely construction of East Chicago Showboat and for a cost less than or equal to the aggregate
     guaranteed  fixed or maximum prices in such  Contracts.   In
     determining whether the Contracts and bonds (or other assurances) meet the foregoing test, the Disbursement Agent may rely upon such factual certificates of the Company, the
     Project   Architect   and  the  Project   Manager   as   the
     Disbursement Agent deems reasonably appropriate.

          "REMAINING COSTS" means, at any given time, the amount necessary to pay, through completion, all theretofore unpaid costs (including Retainage Amounts and Debt Financing Costs) to be incurred or payable in connection with the construction of East Chicago Showboat through the date that the Company reasonably anticipates that East Chicago Showboat first will be Operating.

          "RETAINAGE AMOUNTS" means, at any given time, amounts which have accrued and are owing under the terms of a Contract for work or services already provided but which at such time (and in accordance with the terms of the Contract) are being withheld from payment to the Contractor until certain subsequent events (e.g., completion benchmarks) have been achieved under the Contract.

          "REVIEWING  AGENT"   means   Showboat,  any   successor
     thereto, and any replacement thereof.

          "SEGREGATED ACCOUNT" means a segregated cash collateral trust account the balance of which shall not exceed $5.0 million at any one time to be maintained at National City Bank, in East Chicago, Indiana, Custody Account No. 501755883, in the name of Showboat, as Escrow Agent, as agent/bailee for American Bank National Association, as Trustee.

          "TITLE  INSURER"  means,  collectively,  Chicago  Title
     Insurance Company and Stewart Title Guaranty Company.

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

          "TITLE POLICY" means the lender's policy or policies of title insurance to be provided by the Title Insurer to the Trustee with respect to the Initial Property, together with all endorsements thereto.

          1.2    INDENTURE  DEFINED  TERMS.   In  addition,   the
following terms shall have the respective meanings assigned to such terms in the Indenture:

          CASH EQUIVALENTS
          CASINO
          CASINO VESSEL CONSTRUCTION CONTRACT
          CLOSING DATE
          COLLATERAL DOCUMENTS
          COMBINED CASH FLOW
          COMPLETION GUARANTEE
          EAST CHICAGO SHOWBOAT
          EVENT OF LOSS
          FIRST PREFERRED SHIP MORTGAGE
          LIEN
          MINIMUM FACILITIES
          OFFICER
          OPERATING
          PURCHASE DATE
          PROJECT
          REDEVELOPMENT PROJECT LEASE
          REPURCHASE OFFER

          1.3 INDEX OF ADDITIONAL DEFINED TERMS. In addition, the terms listed in the left column below shall have the respective meanings assigned to such terms in the Section of this Agreement listed opposite such terms in the right column below:

                                                       Section of
          DEFINED TERM                                 DEFINITION

          ACCOUNT                                            16.2
          AGENT                                              16.2
          AGREEMENT                                  Introduction
          COLLATERAL                                         16.2
          COMPANY                                    Introduction
          CONDEMNATION PROCEEDS                      Introduction
          DISBURSEMENT AGENT                         Introduction
          DISBURSEMENT AUTHORIZATION                          3.1
          DISBURSEMENT REQUEST                                5.2
          DISPUTED AMOUNTS                                 6.2(h)
          ESCROW ACCOUNT                            A of Recitals
          ESCROW ACCOUNT COLLATERAL                          16.1

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          ESCROW AGENT                               Introduction
          EVENT OF DEFAULT                                    6.3
          FINANCE CORPORATION                        Introduction
          FIRST MORTGAGE NOTES                      A of Recitals
          INDENTURE                                 A of Recitals
          INITIAL DISBURSEMENTS                               6.1
          NOTE PROCEEDS                             A of Recitals
          PAYING AGENT                                        3.3
          PAYMENT DATE                                        3.3
          PAYMENT REQUEST                                     3.3
          PRE-CLOSING DISBURSEMENTS                           6.4
          PROCEEDS                                  A of Recitals
          SHOWBOAT                                   Introduction
          SHOWBOAT PARTNERSHIP                       Introduction
          TRUSTEE                                    Introduction

     2.   ESTABLISHMENT OF ESCROW ACCOUNT.

          2.1 APPOINTMENT OF ESCROW AGENT. The Trustee hereby appoints the Escrow Agent, and the Escrow Agent hereby accepts appointment, to act as the Trustee's agent, on behalf of the Holders of the First Mortgage Notes, for purposes of perfecting the pledge, assignment and security interest in the Collateral as set forth in Section 16.1 of this Agreement, and the Escrow Agent hereby accepts such appointment. By executing and delivering this Agreement, the Escrow Agent hereby acknowledges its receipt of the Note Proceeds and the proceeds of the remaining Capital Contribution.

          2.2   ESTABLISHMENT  OF  ESCROW ACCOUNT.   Concurrently
with the execution and delivery hereof and for so long as this Agreement is in full force and effect, the Company shall establish and maintain the Escrow Account and the Segregated
Account.   The  Escrow Account and the Segregated Account  shall,
and the Company hereby acknowledges and agrees that the Escrow Account and the Segregated Account shall, at all times remain
under  the exclusive dominion and control of the Trustee.   Funds
in the Escrow Account shall be held in trust and not commingled with any ordinary deposit or commercial bank account. The Escrow Agent shall note in its records that all funds and other assets in the Escrow Account have been pledged to the Trustee and that the Escrow Agent is holding such items as agent for the Trustee. Accordingly, all such funds and assets shall not be within the bankruptcy "estate" (as such term is used in 11 U.S.C. Sec. 541) of the Escrow Agent. All such funds and all earnings accruing from time to time thereon shall be held in the Escrow Account until
disbursed   in  accordance  with  the  terms  hereof   or   until
transferred to such other Escrow Account as the Trustee  and  the
Company  may  direct  the Escrow Agent to establish.   All  funds
contained in the Escrow Account shall be invested in cash and Cash Equivalents (as defined in the Indenture) as are specified, from time to time, by the Company in writing pending disbursement of such funds pursuant to this Agreement; PROVIDED, HOWEVER, that the Escrow Agent shall not invest any such funds in any investment unless such investment is described in Section 16.3 of this Agreement and the Escrow Agent has taken the actions described in Section 16.3 of this Agreement with respect to such investment. If no such instructions are received by the Escrow Agent after request, such funds shall be invested in Cash Equivalents (provided that the requirements set forth in Section
16.3 of this Agreement with respect to such investment have been satisfied). Concurrently with the execution and delivery hereof, the Company shall deliver all of the

Proceeds to the Escrow Agent for deposit into the Escrow Account, subject to the security interest granted to the Trustee pursuant to Section 16.1 hereof.

     3.   DISBURSEMENTS FROM ESCROW.

          3.1  CONDITION TO DISBURSEMENT.  Except as provided  in
Section 3.3, 3.4, 6.1, 10.2.1 or 16.3(g) hereof, the Escrow Agent shall disburse funds from the Escrow Account only to the extent and in the manner directed by the Disbursement Agent in a written authorization (each, a "DISBURSEMENT AUTHORIZATION") delivered by the Disbursement Agent to the Escrow Agent in the form of EXHIBIT H attached hereto, which shall be accompanied by the Disbursement Request in the form of EXHIBIT C attached hereto delivered by the Company pursuant to this Agreement.

          3.2 METHOD OF DISBURSEMENT. Upon receipt of a Disbursement Authorization as set forth in Section 3.1 above, the Escrow Agent shall disburse funds from the Escrow Account as specified in the Disbursement Authorization. Such disbursement shall be effected within five (5) business days of receipt thereof.

          3.3   PAYMENTS ON FIRST MORTGAGE NOTES.  Ten (10)  days
prior to the date that (i) any payment is due on the First Mortgage Notes, or (ii) in connection with any Repurchase Offer, the Purchase Date, the Company shall deliver to the Escrow Agent and the Trustee a Payment Request in the form of EXHIBIT I attached hereto (each, a "PAYMENT REQUEST") describing the amount required to be paid, the paying agent appointed pursuant to the Indenture (the "PAYING AGENT") to which the Escrow Agent should transfer funds in order to effect the payment, and the day (the "PAYMENT DATE") upon which such payment is due and payable. If the Company fails to deliver timely such Payment Request, then the Trustee may deliver such Payment Request to the Escrow Agent. On the Payment Date, the Escrow Agent shall disburse to the Paying Agent the amounts described in the Payment Request as due and payable on that date. The Company acknowledges that the failure of either notice referenced in this Section 3.3 to be delivered to the Escrow Agent shall not in any way exonerate or diminish the Company's obligation to make all payments under the Indenture and the First Mortgage Notes as and when due.

          3.4 TRANSFER OF FUNDS TO THE TRUSTEE. Upon the receipt of written notice executed by the Trustee, which certifies that an Event of Default has occurred and is continuing and that the Trustee is entitled to the funds in the Escrow Account and the Segregated Account, the Escrow Agent shall deliver to the Trustee all funds in the Escrow Account and the Segregated Account, other than amounts then permitted to be disbursed under clauses (i), (ii) and (iii) of Section 6.2.1 hereof. Notwithstanding anything to the contrary in this Agreement, in the event that the Company fails to make any payment of any amount when due or fails to timely perform any of its obligations under the Casino Vessel Construction Contract, then the Escrow Agent shall, upon receipt of a written request executed by the Trustee, disburse from the Escrow Account any amounts necessary in the reasonable judgment of the Trustee to cure such payment or performance default.

     4.   AMENDMENTS TO CONSTRUCTION BUDGET; REVIEWING AGENT.

          4.1  CONSTRUCTION BUDGET AMENDMENT PROCESS.

               (a)   The  Construction Budget  for  East  Chicago
Showboat may be amended from time to time in the manner set forth herein. The Company shall have the right from time to time to amend the Construction Budget to amend the amounts allocated for specific line item components of the work required to complete East Chicago Showboat. Any such amendment shall be in writing and shall identify with particularity the line item to be increased, the amount of the increase, and the Realized Savings, Additional Revenue, Capital Lease Savings, previously unallocated reserves in the Construction Budget, previously allocated reserves which are permitted to be reduced pursuant to this
Section 4.1 and/or any Additional Project Financing, which funds represent Available Funds (but excluding Retainage Amounts), which the Company proposes will be utilized to pay for such increase. Construction line items may be reduced only upon obtaining Realized Savings or Capital Lease Savings. Unallocated reserves may be reduced by allocation to other line items. Any amounts of Available Funds so identified for use in connection with a particular line item thenceforth shall be deemed dedicated to the particular line item, unless and until the Construction Budget is amended to reduce the amounts budgeted for such line item.

               (b) The Company shall submit the Construction Budget amendment to the Disbursement Agent by an Officers' Certificate in the form of EXHIBIT E hereto, together with the Project Manager's and Project Architect's certification as provided in EXHIBITS 1 and 2, respectively, to the Construction Budget Amendment Certificate. Upon submission of such Officers' Certificate to the Disbursement Agent, together with the Project Manager's and Project Architect's certificate (and if the line item "unallocated reserve" on such Construction Budget is zero, together with a copy of a review letter from the Reviewing Agent in the form of SCHEDULE 4 to EXHIBIT E hereto with respect to such amendment), such amendment shall become effective hereunder, and the Construction Budget for East Chicago Showboat shall thereafter be as so amended.

          4.2 CONTRACT AMENDMENT PROCESS. The Company shall have the right from time to time to amend any Contract to change the scope of the work and the Company's payment obligations thereunder. Any such amendment shall be in writing and shall identify with particularity all changes being made. Each such amendment shall be effective when and only when: (a) the Company and the Contractor have executed and delivered the Contract Amendment (with the effectiveness thereof subject only to satisfaction of the conditions in clauses (b) and (c) below);
(b) the Company has submitted the Contract amendment to the Disbursement Agent and the Trustee by an Officers' Certificate in the form attached hereto as EXHIBIT F, together with the Project Manager's and Project Architect's certification as provided in EXHIBITS 1 and 2, respectively, to the Contract Amendment Certificate; and (c) the Disbursement Agent has acknowledged its receipt of the materials referenced in clause (b) above, as contemplated in the form of Contract Amendment Certificate.

          4.3  REVIEW BY REVIEWING AGENT; PROJECT COST SCHEDULE.

          (a) The Company shall engage the Reviewing Agent, at the Company's expense, to review all Disbursement Requests and all disbursements from the Segregated Account (and, to the extent required by Section 4.1 above, all Construction Budget Amendment Certificates). In order to facilitate such review, the Company shall provide to the Reviewing Agent (i) concurrently with the submission to the Disbursement Agent of any Disbursement Request, a copy of the same and all materials provided in connection therewith, and (ii) within 15 days after submission to the Disbursement Agent of any Disbursement Request, a Project Cost Schedule updated to include payments made with the disbursements pursuant to the Disbursement Request. Concurrently with the delivery of each such Project Cost Schedule to the Reviewing Agent, the Company also shall provide a copy to the Disbursement Agent.

          (b) The Company shall cause the Reviewing Agent, within 60 days after the submission of each Disbursement Request to the Disbursement Agent, to provide the Disbursement Agent with a certificate relating to said Disbursement Request in the form of EXHIBIT G attached hereto.

          (c) The Company covenants to promptly cure any cost overrun for any line item (taking into account any applicable reserves) by (i) providing sufficient funds to cover in full such cost overrun from any of the following (but in each case only to the extent that the same have not previously been expended or dedicated (including Retainage Amounts) to the payment of items contained in the Construction Budget): (A) the amount equal to the Original Allocation, (B) the unspent Additional Revenue,
(C) the Realized Savings, (D) any Additional Project Financing or
(E) Capital Lease Savings; and (ii) effecting a Construction Budget Amendment to dedicate such funds to the line item in question.

          (d) From and after the date, if any, upon which the unallocated reserves have been reduced to zero, the Company shall cause the Reviewing Agent, within 45 days after the submission of each Construction Budget Amendment Certificate, to review the Construction Budget Amendment Certificate and all supporting documentation for the purpose of obtaining from the Reviewing Agent a review letter in the form of SCHEDULE 4 to EXHIBIT E attached hereto.

          (e)   The Project Cost Schedule further shall set forth
(i) the actual investment income earned on the funds held in the Escrow Account and the Segregated Account through the date of such Project Cost Schedule, and (ii) the additional amount of investment income which the Company reasonably anticipates will accrue on the funds held in the Escrow Account and the Segregated Account from the date of the Project Cost Schedule through the date that the Company reasonably anticipates that East Chicago Showboat first will be Operating. If at any time the Company submits a Project Cost Schedule pursuant to this paragraph and the Company can no longer reasonably anticipate that the Additional Revenue earned (and anticipated to be earned through the date that the Company reasonably anticipates that East Chicago Showboat first will be Operating) from investments of funds in the Escrow Account and the Segregated Account will equal the amount of such Additional Revenue anticipated as of the date the Initial Disbursements are made (as set forth in the Initial Construction Budget), then

                (i) if the total amount of such Additional Revenue at such date earned or anticipated to be earned is less than the total amount of such Additional Revenue anticipated as of the date the Initial Disbursements are made, then the Available Funds shall be deemed reduced by the amount of such deficiency and the Company, as a condition to the next Disbursement Request, shall reallocate unallocated reserves, provide additional Available Funds or otherwise amend the Construction Budget so that the total Project Costs do not exceed total Available Funds; or

                (ii)  if  the  total  amount of  such  Additional
Revenue at such date earned or anticipated to be earned is greater than the total amount of such Additional Revenue anticipated as of the date the Initial Disbursements are made, then the Available Funds shall be deemed increased by the amount of such excess, but only as and when such excess is actually earned and deposited into the Escrow Account.

     5. DUTIES OF DISBURSEMENT AGENT. The Disbursement Agent agrees, for the benefit of the Trustee and the Holders of the First Mortgage Notes, that the Disbursement Agent shall perform the following duties pursuant to this Agreement:

          5.1 FINAL DISBURSEMENT OF FUNDS TO THE COMPANY FOLLOWING OPERATING DATE. If the Company provides written certification to the Disbursement Agent that (a) East Chicago Showboat commenced Operating on or before the Completion Date, and East Chicago Showboat continues to be Operating as of the date of the certification, (b) funds remain in the Escrow Account and/or the Segregated Account as of the date of the certification, and (c) as of the date of the certification, East Chicago Showboat shall have generated at least $5.0 million of Combined Cash Flow in one fiscal quarter as certified by the Company, then the Disbursement Agent shall, upon the direction of the Company, pursuant to a Disbursement Authorization in the form of EXHIBIT H attached hereto, direct the Escrow Agent to disburse all remaining funds in the Escrow Account and the Segregated Account, if any, to the Company; PROVIDED, HOWEVER, that the Disbursement Agent shall direct the Escrow Agent to retain funds in the Escrow Account in an amount sufficient to pay any then unpaid Retainage Amounts as provided in Section 6.2.1(iii) herein.

          5.2  DISBURSEMENT REQUESTS AND DISBURSEMENTS.

               (a)  The Company shall have the right from time to
time during the term of this Agreement to submit to the Disbursement Agent a request for the disbursement of funds from the Escrow Account in the form of EXHIBIT C hereto (a "DISBURSEMENT REQUEST"), together with the schedules and exhibits attached thereto. The Disbursement Agent shall approve each Disbursement Request subject to its satisfaction of the conditions set forth in Section 6 hereof. Such approval shall be evidenced by the Disbursement Agent's delivery to the Escrow Agent of the Disbursement Authorization. The Disbursement Agent shall notify the Company and the Reviewing Agent as soon as reasonably possible (and in any event within two (2) business days after the Disbursement Agent reaches its conclusion) if any Disbursement Request is disapproved and the reason(s) therefor.

                (b) Provided that a Disbursement Request is not disapproved by the Disbursement Agent, within three (3) business days following submission of a Disbursement Request, the Disbursement Agent (by delivery of the Disbursement Authorization to the Escrow Agent) shall authorize the Escrow Agent to disburse the funds requested in such Disbursement Request.

          5.3 PERIODIC INSPECTION AND REVIEW OF PROJECT. The Disbursement Agent shall exercise commercially reasonable efforts and utilize commercially prudent practices in the performance of its duties hereunder consistent with those of similar institutions disbursing disbursement control funds. Commencing upon execution and delivery hereof, the Disbursement Agent shall have the right to meet periodically at reasonable times, however no less frequently than quarterly, upon no less than three (3)
business days' notice, with representatives of the Company, the Project Architect, the Project Manager and such other employees, consultants or agents as the Disbursement Agent shall reasonably request to be present for such meetings. The Disbursement Agent may perform, and the Company agrees to provide the Disbursement Agent reasonable access to the Property to enable the Disbursement Agent to perform, such inspections and tests of East Chicago Showboat as it deems reasonably appropriate in the performance of its duties hereunder. In addition, the Disbursement Agent shall have the right at reasonable times upon prior notice to review all information (including Contracts) supporting the amendments to the Construction Budget, amendments to any Contracts, the Company's Disbursement Requests and any certificates in support of any of the foregoing, to inspect materials stored at East Chicago Showboat, to review the insurance required pursuant to the terms of the Indenture, to confirm receipt of endorsements from the Title Insurer insuring the continuing priority of the lien of the Mortgages as security for each advance of funds from the Escrow Account hereunder, and to examine the Plans and all shop drawings relating to East Chicago Showboat. The Disbursement Agent is authorized to contact any Contractor for purposes of confirming receipt of progress payments. The Disbursement Agent shall be entitled to examine, copy and make extracts of the books, records, accounting data and other documents of the Company, including, without limitation, bills of sale, statements, receipts, conditional and unconditional lien releases, contracts or agreements, which relate to any materials, fixtures or articles incorporated into East Chicago Showboat. From time to time, at the request of the Disbursement Agent, the Company shall make available to the Disbursement Agent a Project Cost Schedule and/or a Construction Schedule for East Chicago Showboat. Upon the completion of the foundation for any building within East Chicago Showboat, the Disbursement Agent shall obtain and provide to the Trustee, on a building-by-building basis, a commitment from the Title Insurer evidencing the Title Insurer's unconditional commitment to issue a CLTA 102.5 or similar endorsement to the Title Policy insuring that said building is located entirely within the Property then leased by the Company and does not encroach upon any easement or other restrictions, encumbrances or rights of ways affecting said property, and shall deliver such commitment and other endorsements and assurances to the Trustee. The Company agrees to cooperate with the Disbursement Agent in assisting the Disbursement Agent to perform its duties hereunder and to take such further steps as the Disbursement Agent reasonably may request in order to facilitate the Disbursement Agent's performance of its obligations hereunder.

          5.4 DISBURSEMENT AGENT'S DUTY TO REPORT EVENT OF DEFAULT. The Disbursement Agent shall, within five Business Days, upon becoming aware of any Default or Event of Default, deliver to the Trustee a statement specifying such Default or Event of Default.

     6.   CONDITIONS PRECEDENT TO DISBURSEMENT.

          6.1 INITIAL DISBURSEMENTS. Upon satisfaction of the conditions described below in this Section 6.1, the Escrow Agent shall make the disbursements described in the Initial
Disbursements Certificate (the "INITIAL DISBURSEMENTS") in the form of EXHIBIT A attached hereto. The conditions to the Initial Disbursement shall consist of the following:

               (a)  The Escrow Agent shall have received the Note
Proceeds and the proceeds of the remaining Capital Contribution;

               (b) The Escrow Agent shall have received the Initial Disbursements Certificate, and the Escrow Agent shall have received confirmation from the Trustee and the Disbursement Agent that they each have received the Initial Disbursements Certificate;

               (c) The Escrow Agent shall have received the Closing Certifications from the Disbursement Agent and the Trustee, in the form of EXHIBITS B-2 and B-3 attached hereto, respectively; and

               (d) The Escrow Agent shall have received the Company's Closing Certification from the Company in the form of EXHIBIT B-1 attached hereto.

          6.2     CONDITIONS   TO   OTHER   DISBURSEMENTS.    The
Disbursement Agent's approval of any disbursements from the Escrow Account other than the Initial Disbursements and the Pre-Closing Disbursements (described in Section 6.4) shall be subject to the following conditions:

                (a) The Company shall have submitted to the Disbursement Agent a Disbursement Request as provided for herein pertaining to the amounts requested for disbursement, together with a completed SCHEDULE 1 in the form contemplated thereby and the certifications of the Project Manager and the Project Architect in the form of EXHIBITS 1 and 2 to the Disbursement Request.

                (b) The Disbursement Agent shall have received copies of all Contracts identified by the Company to be material to East Chicago Showboat (which the Company agrees shall include all Contracts with a total contract amount in excess of $75,000) and, with respect to each such Contract: (i) if such Contract contemplates any payments thereunder in excess of $75,000, a consent substantially in the form attached hereto as EXHIBIT J signed by the third-party contractor under each such Contract; and (ii) copies of such performance and payment bonds as the Company may require to be provided to the Company pursuant to any Contract. Such bonds shall name the Company and the Trustee as additional insureds or obligees and shall be in full force and effect.

                (c) The Disbursement Agent shall have received copies of all Plans which, as of the date of the Disbursement Request, constitute Final Plans. The Disbursement Agent may rely upon the certification of the Company set forth in the Disbursement Request in order to establish satisfaction of this condition.

                (d) The total payments by the Company with respect to each line item component described on the Construction Budget (plus any Retainage Amounts held for such line item) after giving effect to the requested disbursements shall not exceed the amount budgeted on the Construction Budget for such line item. Further, to the extent the work or payment required in connection with any line item has not yet been completed, there shall be no reason to believe that the estimated cost to complete such work or payment will exceed the difference between: (i) the amount budgeted for such line item on the Construction Budget; and (ii) the sum of (A) the total payments theretofore disbursed with respect to such line item and (B) any Retainage Amounts then held with respect to such line item.

                (e) The Disbursement Request on its face has been completed as to the information required therein and the required attachments, if any, are attached and the Disbursement Agent shall not have become aware of any material error, inaccuracy, misstatement or omission of fact in a Disbursement Request or an exhibit or attachment thereto or information provided by the Company upon the request of the Disbursement Agent.

                (f) The Disbursement Agent shall have received a copy of the Reviewing Agent's certificate in the form of EXHIBIT G hereto with respect to all prior Disbursement Requests more than 60 days old, and no such certificate shall have reported any exceptions to the procedures set forth therein.

                (g) (i) For so long as Showboat or any wholly owned subsidiary thereof shall serve as the Disbursement
Agent under this Agreement, the Disbursement Agent is not aware that an Event of Default exists and is continuing.

                         (i) For so long as any entity other than
Showboat or any wholly owned subsidiary thereof shall serve as the Disbursement Agent under this Agreement, the Disbursement

Agent is not aware (from the facts set forth in any Disbursement Request or any certificate from the Project Manager or the Project Architect or the Reviewing Agent or any notice from the Trustee or the Company) that an Event of Default exists and is continuing.

                (h) The Disbursement Agent shall have received a commitment from the Title Insurer, attached to the Disbursement Request, evidencing the Title Insurer's unconditional commitment to issue an endorsement to the Title Policy in the form of a CLTA 122 Endorsement or other similar endorsement insuring the continuing priority of the Mortgages as security for each advance of funds from the Escrow Account that (i) since the previous disbursement from the Escrow Account, there has been no change in the condition of title unless permitted by the Indenture, and
(ii) there are no intervening liens or encumbrances which may then or thereafter take priority over the Mortgages (other than
(i) such intervening liens or encumbrances securing amounts ("DISPUTED AMOUNTS") the payment of which is being disputed in good faith by the Company and to which the Company has provided, upon the request of the Trustee, reasonable security to prevent the forfeiture or loss of all or any portion of the Property, or any impairment in the priority of the lien of the Mortgages, as a result of an adverse decision in such contest, and (ii) preferred maritime liens, so long as the Disbursement Agent has received confirmation from the Trustee that (A) the Title Insurer has delivered to the Trustee an endorsement to the Title Policy insuring against loss to the holders of the First Mortgage Notes due to the priority of such lien or encumbrance, and (B) if covered by the Completion Guarantee, Showboat has delivered to the Trustee written confirmation that if the Company is determined by a court of appropriate jurisdiction to be obligated to pay any of the Disputed Amounts, and the Company fails to pay or otherwise provide for the payment of such Disputed Amounts within 30 days after entry of the court's decision establishing the obligation of the Company, then Showboat shall pay or otherwise provide for payment of such Disputed Amount to the party entitled thereto within the ensuing 30-day period). Upon completion of any foundation for any building within East Chicago Showboat, the Title Insurer shall have issued, on a building-by-building basis, its foundation endorsement insuring that such foundation is constructed wholly within the boundaries of the Property then leased by the Company.

                (i) The respective amounts deposited into the Segregated Account pursuant to all previous Disbursement Requests shall have been paid to the respective parties identified on
SCHEDULE 1 of each such previous Disbursement Request.

                (j) Each Disbursement Request shall designate the portion thereof that is being requested to pay (i) Construction
Expenses and (ii) Pre-Opening Expenses.

                (k) With respect to that portion of a Disbursement Request that is identified as being made to pay
Construction Expenses, SCHEDULE 1 to the Disbursement Request also shall itemize for each line item and for each party to whom payment is requested with respect to such line item, the
following:   (i)  the  name of the payee to  be  paid,  (ii)  the
current payment requested, (iii) the increase or decrease in accrued but unpaid Retainage Amount for such payee since the last Disbursement Request (after giving effect to the payment contemplated by the Disbursement Request); (iv) the total amount contemplated to be payable to such payee under the terms of its applicable Contract through completion of all work and delivery of all materials contemplated by the Contract (I.E., the total contract amount); (v) the total payments made to such payee under its applicable Contract as of the Closing Date; (vi) the total payments made to such payee since the Closing Date (after giving effect to the payment contemplated by the Disbursement Request);
(vii) the sum of all payments made to such payee (after giving effect to the payment contemplated by the Disbursement Request) (I.E., the sum of (v) and (vi)
above); (viii) the aggregate accrued Retainage Amounts which shall continue to be owed with respect to such Contract (after giving effect to the payment contemplated by the Disbursement Request); and (ix) the percentage of the work actually completed, or the materials actually delivered, under the Contract through the date for which payment is made hereunder (expressed as a percentage of the total work and materials contemplated by the Contract through completion). To the extent that the
Disbursement  Request  includes  a  request  for  funds  to   pay
Construction Expenses, the Disbursement Request also shall be accompanied by duly executed conditional lien releases, in form and substance satisfactory to the Disbursement Agent, from all Contractors identified as having provided the work, materials and/or services giving rise to such Construction Expenses, and covering in full such work, materials and/or services.

                (l) With respect to each Construction Expense identified for payment on a previous Disbursement Request, the Disbursement Agent shall have received duly executed acknowledgements of payment and unconditional (except as to
Retainage Amounts) lien releases, in form and substance satisfactory to the Disbursement Agent, from all Contractors identified on the previous Disbursement Request for payment of Construction Expenses, and acknowledging the receipt by such Contractor of the respective "Current Payment Amounts" listed on the previous Disbursement Requests as payable to such Contractor.

          6.2.1 In the event that the Disbursement Agent determines that condition (g) described above is not satisfied in respect of any Disbursement Request for any month and so long as such condition is not satisfied, the Disbursement Agent shall not authorize any disbursement of funds from the Escrow Account pursuant to a Disbursement Request or from the Segregated Account other than the following:

         (i) if all other conditions in Section 6 hereof (including those stated in Section 6.1 hereof) are met, payments in respect of work completed or materials purchased on or prior to the date that the Disbursement Agent determined that condition (g) was not satisfied and has so notified the Issuer and the Project Manager in writing. Each such disbursement shall be accompanied by a certificate from the Project Manager that such work was completed prior to such date, or an invoice dated prior to such date for any materials purchased prior to such date;

         (ii) payments not to exceed $5,000,000 in the aggregate to prevent the condition of East Chicago Showboat from deteriorating or to preserve any work completed on East Chicago Showboat as certified to be reasonably necessary by the
               Project Manager; PROVIDED, HOWEVER, that the limitations set forth in this subparagraph (ii) may be increased or decreased by the Trustee, in the exercise of its reasonable discretion, by written notice to the Disbursement Agent; and

         (iii) if such condition continues for a period of three (3) consecutive months or more, at the request of the Company, Retainage Amounts for work completed, provided that the Company and the Project Manager certify that the conditions for paying such amounts (other than completion of East Chicago Showboat) are met.

          6.3 EVENTS OF DEFAULT. The occurrence of any of the following specified events shall be an Event of Default ("EVENT
OF DEFAULT") hereunder.

               6.3.1      The  occurrence and continuance  of  an
"Event of Default," as defined in the Indenture, under the Indenture.

               6.3.2 The inability of the Project Manager or the Project Architect to deliver their respective certificate (in the form of EXHIBIT 1 and EXHIBIT 2 to EXHIBIT C attached hereto, respectively) with any Disbursement Request, or their respective certificates (in the form of EXHIBIT 1 and EXHIBIT 2 to EXHIBIT E attached hereto, respectively) with any Construction Budget Amendment Certificate, and any such failure continues for 30 days without being cured.

               6.3.3 The delivery by the Reviewing Agent pursuant to Section 4.3 hereof of a certificate reporting an exception with respect to any prior Disbursement Request, and such exception shall continue for a period of 30 days without being cured, or the failure of the Reviewing Agent to deliver (a) with respect to any Disbursement Request, the letter required pursuant to Section 4.3(b) of this Agreement, and such failure shall continue for a period of 30 days without being cured, or
(b) with respect to any Construction Budget Amendment Certificate, the letter required pursuant to Section 4.3(d) of this Agreement, and such failure shall continue for a period of 30 days without being cured.

               6.3.4 Any representation, warranty, certification or statement by the Company, the Project Architect, the Project Manager or the Disbursement Agent in this Agreement, or any certificate, request, budget or statement delivered pursuant to this Agreement, shall be untrue in any material respect on the date given or made, and such untruthfulness continues for a period of 30 days without being cured.

               6.3.5 Any time that the Available Funds are less than the amount required in the Construction Budget to cause East Chicago Showboat to become Operating on or before the Completion Date and such deficiency continues for a period of 30 days without being cured.

               6.3.6      The  failure to deliver  any  documents
required by Section 3 and any such failure continues for 30 days without being cured.

               6.3.7      The  occurrence of an event of  default
under the Casino Vessel Construction Contract.

          6.4 PRE-CLOSING DISBURSEMENT. Upon satisfaction of the conditions described below in this Section 6.4, the Escrow Agent shall make the disbursements described in the Pre-Closing Disbursement Certificate (the "PRE-CLOSING DISBURSEMENT") in the form of EXHIBIT N attached hereto. The conditions to the Pre-Closing Disbursement shall consist of the following:

               (a) The Escrow Agent shall have received the proceeds of the remaining Capital Contribution; and

               (b)  The Escrow Agent shall have received the Pre-
Closing Disbursements Certificate.

     7.   LIMITATION OF LIABILITY.

          7.1 LIMITATION OF DISBURSEMENT AGENT'S LIABILITY. The Disbursement Agent's responsibility and liability under this Agreement shall be limited as follows: (a) the Disbursement Agent does not represent, warrant or guarantee to the Trustee or the holders of the First Mortgage Notes the performance of the Company, the Project Architect, the Project Manager, any contractor, subcontractor or provider of materials or services in connection with the construction of East Chicago Showboat (PROVIDED, HOWEVER, that the foregoing shall not in any way limit or impair Showboat's obligations under the Completion Guarantee);
(b) the Disbursement Agent shall have no responsibility to the Company, the Trustee or the Holders of the First Mortgage Notes as a consequence of performance by the Disbursement Agent hereunder except for any gross negligence or willful misconduct of the Disbursement Agent; (c) the Company shall remain solely responsible for all aspects of its business and conduct in connection with East Chicago Showboat, including but not limited to the quality and suitability of the Plans, the supervision of the work of construction, the qualifications, financial condition and performance of all architects, engineers, contractors, subcon tractors, suppliers, consultants and property managers, the accuracy of all applications for payment, and the proper application of all disbursements; (d) the Disbursement Agent is not obligated to supervise, inspect or inform the Company, the Trustee or any third party of any aspect of the construction of East Chicago Showboat or any other matter referred to above; and
(e) the Disbursement Agent owes no duty of care to the Company to protect against, or to inform the Company of, any negligent, faulty, inadequate or defective design or construction of East Chicago Showboat. The Disbursement Agent shall have no duties or obligations hereunder except as expressly set forth herein, shall be responsible only for the performance of such duties and obligations, shall not be required to take any action otherwise than in accordance with the terms hereof and shall not be in any manner liable or responsible for any loss or damage arising by reason of any act or omission to act by it hereunder or in connection with any of the transactions contemplated hereby, including, but not limited to, any loss that may occur by reason of forgery, false representations, the exercise of its discretion, or any other reason, except for its gross negligence or willful misconduct.

          7.2 LIMITATION OF ESCROW AGENT'S LIABILITY. The Escrow Agent's responsibility and liability under this Agreement shall be limited as follows: (a) the Escrow Agent does not represent, warrant or guarantee to the Trustee or the holders of the First Mortgage Notes the performance of the Company, the Project Architect, the Project Manager, any contractor, subcontractor or provider of materials or services in connection with construction of East Chicago Showboat; (b) the Escrow Agent shall have no responsibility to the Company, the Trustee or the holders of the First Mortgage Notes as a consequence of performance by the Escrow Agent hereunder except for any gross negligence or willful misconduct of the Escrow Agent or failure to account for funds held on deposit; (c) the Company shall remain solely responsible for all aspects of its business and conduct in connection with East Chicago Showboat, including, but not limited to, the quality and suitability of the Plans, the supervision of the work of construction, the qualifications, financial condition and performance of all architects, engineers, contractors, subcontractors, suppliers, consultants and property managers, the accuracy of all applications for payment, and the proper application of all disbursements; (d) the Escrow Agent is not obligated to supervise, inspect or inform the Company, the Trustee or any third party of any aspect of the construction of East Chicago Showboat or any other matter referred to above; and
(e) the Escrow Agent owes no duty of care to the Company to protect against, or to inform the Company of, any negligent, faulty, inadequate or defective design or construction of East Chicago Showboat. The Escrow Agent shall have no duties or obligations hereunder except as expressly set forth herein, shall be responsible only for the performance of such duties and obligations, shall not be required to take any action otherwise than in accordance with the terms hereof and shall not be in any manner liable or responsible for any loss or damage arising by reason of any act or omission to act by it hereunder or in connection with any of the transactions contemplated hereby, including, but not limited to, any loss that may occur by reason of forgery, false representations, the exercise of its discretion, or any other reason, except for its gross negligence or willful misconduct or failure to account for funds on deposit.

     8.   INDEMNITY AND INSURANCE.

          8.1 INDEMNITY OF DISBURSEMENT AGENT. The Company, jointly and severally, indemnifies, holds harmless and will defend the Disbursement Agent and its officers, directors, agents and employees, from and against any and all claims, actions, obligations, liabilities and expenses, including defense costs, investigative fees and costs, legal fees, and claims for damages, arising from the Disbursement Agent's performance of its obligations under this Agreement, except to the extent that such liability, expense or claim is attributable to the gross negligence or willful misconduct of the Disbursement Agent.

          8.2 INDEMNITY OF ESCROW AGENT. The Company, jointly and severally, indemnifies, holds harmless and will defend the Escrow Agent and its officers, directors, agents and employees, from and against any and all claims, actions, obligations, liabilities and expenses, including defense costs, investigative fees and costs, legal fees, and claims for damages, arising from the Escrow Agent's performance of its obligations under this Agreement, except to the extent that such liability, expense or claim is attributable to the gross negligence or willful misconduct of the Escrow Agent or the Escrow Agent's failure to account for funds on deposit.

          8.3 INSURANCE. The Disbursement Agent, at its sole cost and expense, shall purchase and maintain throughout the term of this Agreement, comprehensive general liability insurance, with minimum limits of $2,000,000 combined single limit per occurrence, covering all bodily injury and property damage arising out of the performance of its obligations under this Agreement. The policy required by this Section shall provide for thirty (30) days' prior written notice to the Trustee and the Company of cancellation or a material change. If any of such insurance is written on a claims made form, following termination of this Agreement, coverage shall survive for the maximum reporting period available at each anniversary date of such insurance, or not less than five (5) years, whichever is greater. The limits of coverage required above shall not in any way limit the liability of the Company under Sections 8.1 or 8.2 hereof. Notwithstanding the foregoing, Showboat shall not be obligated to purchase a separate insurance policy in order to fulfill its obligations as Disbursement Agent under this Section 8.3, but rather shall be entitled to utilize its existing insurance policy or policies, with any necessary amendments, in order to fulfill such obligations.

     9. TERMINATION. This Agreement shall terminate automatically thirty (30) days following disbursement of all funds remaining in the Escrow Account and the Segregated Account, unless sooner terminated pursuant to Section 10 hereof; PROVIDED, HOWEVER, that (a) the obligations of the Company under Section 8 of this Agreement shall survive termination of this Agreement; and (b) if, following an Event of Loss, there exist Net Loss Proceeds that (in accordance with Section 4.11 of the Indenture) are deliverable to the Trustee and are eligible for distribution to the Company for rebuilding, repair or construction, then, at the option of the Trustee, the Company and the Disbursement Agent shall execute and deliver to the Trustee such documentation as the Trustee reasonably deems appropriate in order to cause (i) the Trustee to possess a first priority perfected security interest in said funds, and (ii) the

Disbursement Agent to administer the disbursement of  said  funds
for   such   rebuilding,  repair  or  construction  pursuant   to
disbursement control procedures substantially akin to those set forth herein.

     10.  SUBSTITUTION OR RESIGNATION.

          10.1   SUBSTITUTION  OF  THE  DISBURSEMENT   AGENT   OR
RESIGNATION.

               10.1.1 In the event that the Disbursement Agent shall fail to fulfill its obligations under this Agreement, or shall, through gross negligence or willful misconduct, take any action that adversely affects the rights of the Trustee, the Holders of the First Mortgage Notes, or the Company, the Trustee, on behalf of the Holders of the First Mortgage Notes, or the Company shall each, in addition to any rights each might have at law or equity, have the right, upon the expiration of thirty (30) days following delivery of written notice of substitution to the Disbursement Agent and the Company, to cause the Disbursement Agent to be relieved of its duties hereunder and to select a substitute disbursement agent to serve hereunder. The Disbursement Agent may resign at any time upon thirty (30) days' written notice to all parties hereto. Such resignation shall take effect upon receipt by the Disbursement Agent of an instrument of acceptance executed by a successor disbursement agent and consented to by the other parties hereto. Upon selection of such substitute disbursement agent, the Trustee, the Company, the Escrow Agent and the substitute disbursement agent shall enter into an agreement substantially identical to this Agreement and, thereafter, the Disbursement Agent shall be relieved of its duties and obligations to perform hereunder, except that the Disbursement Agent shall transfer to the substitute disbursement agent upon request therefor originals of all books, records, and other documents in the Disbursement Agent's possession relating to this Agreement. In the event that the agency relationship between the Disbursement Agent and the Title Insurer is terminated, then Title Insurer shall have the right to become the Disbursement Agent hereunder upon notice to the parties hereto and execution and delivery to the parties of a written assumption of all of the Disbursement Agent's obligations hereunder.

               10.1.2 The Escrow Agent acknowledges and agrees that the Trustee and the Company shall have the right to change the party acting as the "Disbursement Agent" pursuant to this Agreement, and the Trustee and the Company agree to provide written notice to the Escrow Agent of any such change. From and after the Escrow Agent's receipt of such notice, the Escrow Agent shall treat the new party identified by the Trustee and the Company to serve as the Disbursement Agent as the Disbursement Agent hereunder.

          10.2 SUBSTITUTION OF ESCROW AGENT OR RESIGNATION.

               10.2.1   The  Trustee and the Company  shall  each
have the right, upon the expiration of thirty (30) days following delivery of written notice of substitution to the Escrow Agent and the Company, to cause the Escrow Agent to be relieved of its duties hereunder and to select a substitute escrow agent to serve hereunder. The Escrow Agent may resign at any time upon thirty
(30) days' written notice to all parties hereto. Such resignation shall take effect upon receipt by the Escrow Agent of an instrument of acceptance executed by a successor escrow agent and consented to by the other parties hereto. Upon selection of such substitute escrow agent, the Company, the Trustee, the Disbursement Agent and the substitute escrow agent shall enter into an agreement substantially identical to this Agreement and, thereafter, the Escrow Agent shall be relieved of its duties and obligations to perform hereunder, except that the Escrow Agent shall transfer to the substitute escrow agent upon request therefor all funds and Cash Equivalents maintained by the Escrow Agent hereunder and originals of all books, records, plans and other documents in the Escrow Agent's possession relating to such funds or Cash Equivalents or this Agreement.

               10.2.2 The Disbursement Agent acknowledges and agrees that the Trustee and the Company shall each have the right to change the party acting as "Escrow Agent" pursuant to this Agreement, and the Trustee and the Company agree to provide written notice to the Disbursement Agent of any such change.
From and after Disbursement Agent's receipt of such notice, Disbursement Agent shall treat the new party identified by Trustee and the Company to serve as the Escrow Agent as the Escrow Agent hereunder.

          10.3 SUBSTITUTION OF REVIEWING AGENT. The Disbursement Agent, the Escrow Agent and the Trustee acknowledge and agree that the Company shall have the right to change the party acting as the Reviewing Agent by written notice to the Reviewing Agent and the Company and the other parties hereto; PROVIDED, HOWEVER, that any substitute Reviewing Agent selected by the Company shall be an independent certified public accounting firm of national standing. From and after the Disbursement Agent's, the Escrow Agent's and the Trustee's receipt of such notice, the Disbursement Agent, the Escrow Agent and the Trustee shall treat the new party identified by the Company to serve as the Reviewing Agent as the Reviewing Agent hereunder.

     11. NOTICE TO DISBURSEMENT AGENT AND ESCROW AGENT. The Company shall deliver to the Disbursement Agent and Escrow Agent, within five (5) business of the date on which any Officer (as defined in the Indenture) becomes aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

     12. ESCROW ACCOUNT STATEMENT. Upon the request of the Company or the Disbursement Agent from time to time, the Escrow Agent shall deliver to the Company and the Disbursement Agent a statement prepared by the Escrow Agent in a form satisfactory to the Disbursement Agent and the Company setting forth with reasonable particularity the balance of funds then in the Escrow Account and the manner in which such funds are invested; PROVIDED, HOWEVER, that the Escrow Agent shall not be required to provide such statements more often than weekly.

     13. NOTICE. The parties hereto irrevocably instruct the Escrow Agent that on the first date upon which the balance in the Escrow Account is reduced to zero, the Escrow Agent shall deliver to the Trustee and the Disbursement Agent a notice that the balance in the Escrow Account has been reduced to zero.

     14.  MISCELLANEOUS.

          14.1 WAIVER. Any party hereto may specifically waive any breach of this Agreement by any other party, but no such waiver shall be deemed to have been given unless such waiver is in writing, signed by the waiving party and specifically designates the breach waived, nor shall any such waiver constitute a continuing waiver of similar or other breaches.

          14.2 INVALIDITY. If for any reason whatsoever, any one or more of the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid in a particular case or in all cases, such circumstances shall not have the effect of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid, and the inoperative, unenforceable or invalid provision shall be construed as if it were written so as to effectuate, to the maximum extent possible, the parties' intent.

          14.3 NO AUTHORITY. Neither the Disbursement Agent nor the Escrow Agent shall have any authority to, and neither the Disbursement Agent nor the Escrow Agent shall, make any warranty or representation or incur any obligation on behalf of, or in the name of, the Trustee.

          14.4 ASSIGNMENT. This Agreement is personal to the parties hereto, and the rights and duties of any party hereunder shall not be assignable except with the prior written consent of the other parties hereto. In any event, this Agreement shall inure to and be binding upon the parties and their successors and permitted assigns.

          14.5  BENEFIT.   The parties hereto, the  holders  from
time to time of the First Mortgage Notes, and their respective successors and assigns, but no others, shall be bound hereby and entitled to the benefits hereof.

          14.6 TIME. Time is of the essence for each provision of this Agreement.

          14.7 CHOICE OF LAW. The existence, validity, construction, operation and effect of any and all terms and provisions of this Agreement shall be determined in accordance with and governed by the substantive laws of the State of New York, without giving effect to its conflicts of law principles.

          14.8 ENTIRE AGREEMENT; AMENDMENTS. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes any and all prior agreements, understandings and commitments, whether oral or written. This Agreement may be amended only by a writing signed by duly authorized representatives of all parties.

          14.9 NOTICES. All notices, requests, approvals, consents and other communications required or permitted to be made hereunder shall, except as otherwise provided herein, be in writing and may be delivered personally or sent by telegram, telecopy, facsimile, telex, first class mail or overnight courier, postage prepaid, to the parties hereto addressed as follows:

          To the Escrow Agent:

                        Showboat, Inc.
                        c/o Showboat Development Company
                        6601 Ventnor Avenue
                        Suite 105
                        Ventnor, New Jersey 08406
                        Attention:    R. Craig Bird
                        Telephone:    (609) 487-2000
                        Facsimile:    (609) 823-7811

          To the Disbursement Agent:

                        Showboat, Inc.
                        c/o Showboat Development Company
                        6601 Ventnor Avenue
                        Suite 105
                        Ventnor, New Jersey 08406
                        Attention:    R. Craig Bird
                        Telephone:    (609) 487-2000
                        Facsimile:    (609) 823-7811

          With a copy to:

                        Kummer Kaempfer Bonner & Renshaw
                        3800 Howard Hughes Parkway
                        Las Vegas, Nevada   89104
                        Attention:    John N. Brewer, Esq.
                        Telephone:    (702) 792-7000
                        Facsimile:    (702) 796-7181

                        Showboat, Inc.
                        3720 Howard Hughes Parkway
                        Suite 200
                        Las Vegas, Nevada 89104
                        Attention:    Mark A. Clayton, Esq.
                        Telephone:    (702) 650-1200
                        Facsimile:    (702) 791-3410

          To the Trustee:

                        American Bank National Association
                        101 East 5th Street
                        St. Paul, Minnesota 55101
                        Attention:    Corporate Trust Department
                        Telephone:    (612) 229-2600
                        Facsimile:    (612) 229-6415

          To the Company:

                        Showboat Marina Casino Partnership
                        Showboat Marina Finance Corporation
                        2001 East Columbus Drive
                        East Chicago, Indiana 46312
                        Attention:    Vice President - Finance
                                      and Administration
                        Telephone:    (219) 392-1111
                        Facsimile:    (219) 736-2334

          With copies to:

                        Kummer Kaempfer Bonner & Renshaw
                        3800 Howard Hughes Parkway
                        Las Vegas, Nevada   89104
                        Attention:    John N. Brewer, Esq.
                        Telephone:    (702) 792-7000
                        Facsimile:    (702) 796-7181

                        Ice Miller Donadio & Ryan
                        One American Square, 31st Floor
                        Indianapolis, Indiana 46204
                        Attention:    Stephen J. Hackman, Esq.
                        Telephone:    (317) 236-2100
                        Facsimile:    (317) 236-2219

          To the Reviewing Agent:

                        Showboat, Inc.
                        c/o Showboat Development Company
                        6601 Ventnor Avenue
                        Suite 105
                        Ventnor, New Jersey
                        R. Craig Bird
                        Telephone: (609) 487-2000
                        Facsimile: (609) 823-7811

          With a copy to:

                        Kummer Kaempfer Bonner & Renshaw
                        3800 Howard Hughes Parkway
                        Las Vegas, Nevada   89104
                        Attention:    John N. Brewer, Esq.
                        Telephone:    (702) 792-7000
                        Facsimile:    (702) 796-7181

Such notices, requests and other communications sent as provided above shall be effective when received by the addressee thereof, unless sent by registered or certified mail, postage prepaid, in which case they shall be effective exactly five (5) business days after being deposited in the United States mail. The parties hereto may change their addresses by giving notice thereof to the other parties hereto in conformity with this section.

          14.10 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          14.11 CAPTIONS. Captions in this Agreement are for convenience only and shall not be considered or referred to in resolving questions of interpretation of this Agreement.

          14.12 RIGHT TO CONSULT COUNSEL. Each of the Disbursement Agent, the Escrow Agent, the Reviewing Agent and the Trustee may, if any of them deems it necessary or appropriate, consult with and be advised by counsel in respect of their duties hereunder. Each of the Disbursement Agent, the Escrow Agent, the Reviewing Agent and the Trustee shall be entitled to rely upon the advice of its counsel in any action taken in its respective capacity hereunder and shall be protected from any liability of any kind for actions taken in reasonable reliance upon such counsel's opinion. The Company, jointly and severally, agrees to pay all such reasonable counsel fees.

     15. ARBITRATION. Any controversy between the parties hereto involving the construction or application of any of the terms, covenants, or conditions of this Agreement shall be submitted to arbitration on the request of any party to this Agreement, and such arbitration shall comply with and be governed by the provisions of the United States Arbitration Act (Title 9, U.S.Code) and the Commercial Rules of the American Arbitration Association. The arbitrator(s) in any such arbitration shall have the power to order and grant all remedies permitted at law or in equity, including, without limitation, provisional and equitable remedies. The exercise by a party of non-judicial or self-help remedies permitted by law or equity shall not constitute a waiver by that party of its right to compel arbitration of controversies hereunder.

     16.  GRANT OF SECURITY INTEREST.

             The Company hereby irrevocably pledges, assigns  and
sets over to the Trustee, and grants to the Trustee, for the benefit of the Holders of the First Mortgage Notes, a first priority continuing security interest in all of the Company's right, title and interest in and to all of the following, whether now owned or existing or hereinafter acquired or created (collectively, the "ESCROW ACCOUNT COLLATERAL");

                 (a)   the  Escrow  Account  and  the  Segregated
Account;

                 (b) all funds from time to time held in the Escrow Account and the Segregated Account, including, without limitation, the Proceeds and all certificates and instruments, if any, from time to time, representing or evidencing the Escrow Account, the Segregated Account, or the Proceeds;

                 (c) all Cash Equivalents, whether the same shall constitute certificated securities, uncertificated securities, investment property, instruments, general intangibles or otherwise, held by or registered in the name of the Escrow Agent or the Trustee or any of their respective nominees and all certificates and instruments, if any, from time to time representing or evidencing Cash Equivalents;

                 (d) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Trustee or the Escrow Agent for or on behalf of the Company in substitution for or in addition to any or all of the then existing Escrow Account Collateral;

                 (e) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Escrow Account Collateral; and

                 (f) all proceeds of the foregoing including, without limitation, cash proceeds.

          16.2 DEFINITIONS. For purposes of this Section 16, the following terms shall have the following meanings:

               "AGENT" means the Escrow Agent with respect to the Escrow Account, the Segregated Account and the Escrow Account
Collateral.

               "ACCOUNT"  means  the   Escrow   Account  and  the
Segregated Account with respect to the Escrow Agent.

               "COLLATERAL" means the Escrow Account Collateral with respect to the Escrow Agent.

          16.3  SAFEKEEPING OF COLLATERAL.  The Company  and  the
Trustee hereby irrevocably instruct the Agent, with respect to its respective Account and Collateral, as follows:

                (a) To the extent it is within its power, the Agent at all times shall maintain all of the Collateral free and clear of all liens, encumbrances, security interests, safekeeping or other charges, demands and claims of any nature whatsoever now or hereafter existing, in favor of anyone other than the Trustee (or the Agent, as agent for the Trustee);

                (b) With respect to any cash in the Account, the Agent shall at all times, as agent/bailee for the Trustee, maintain dominion and control over, and possession of, such cash until such time as such cash is disbursed from the Account in accordance with the terms of this Agreement;

                (c) With respect to any certificated securities, as a condition to acquiring any such securities: (i) the Agent shall confirm that the Agent does not have any knowledge of any other claims of any other person or entity in or to the securities; (ii) the Agent shall cause any such securities to be issued in the name of, or endorsed to, the Company, and the Agent shall receive from the Company an endorsement in blank pertaining to the securities; (iii) the Agent at all times shall maintain dominion and control over, and possession of, said securities until such time as the securities are sold for cash, at which time all proceeds shall be held in accordance with clause
(b) of this Section 16.3; and (iv) the Agent at all times shall designate in its records that it is holding said securities as agent for the Trustee, as trustee under the Indenture;

                (d) With respect to any uncertificated securities (other than uncertificated securities issued by the federal government or an agency or instrumentality thereof), as a condition to acquiring any such securities: (i) the Agent shall confirm that the Agent does not have any knowledge of any other claims of any other person or entity in or to the securities;
(ii) the Agent (A) shall cause the Company to execute a letter substantially in the form of EXHIBIT L attached hereto addressed to the issuer (or the transfer agent for the issuer, if applicable) pertaining to the securities, shall deliver said letter to the issuer of the securities (or the transfer agent for the issuer, if applicable), and shall have received back from the issuer (or the transfer agent for the issuer, if applicable) a copy of said letter signed by the issuer of the securities (or the transfer agent for the issuer, if applicable), or (B) shall have taken such alternative steps as are necessary or appropriate in order to cause the Trustee to enjoy a continuous first priority perfected security interest in the securities; and (iii) the Agent shall at all times designate in its records that it is holding said securities as agent for the Trustee, as trustee under the Indenture. For purposes of determining the steps to be taken under clause (ii)(B) of this Section 16.3(d), the Agent may rely upon an opinion of counsel to the Company or the Agent (the expense of which shall be paid by the Company) specifying (A) that such counsel is familiar with the laws applicable to the perfection of security interests in said securities and (B) the steps required to perfect and maintain a first priority security interest in favor of the Trustee in said securities;

                (e) With respect to any uncertificated securities issued by the federal government or an agency or instrumentality thereof, as a condition to acquiring any such securities: (i) the Agent shall confirm that the Agent does not have any knowledge of any claims of any other person or entity in or to the securities; (ii) the Agent shall have taken such steps as are necessary and appropriate in order to cause the Trustee to enjoy a continuous perfected first priority security interest in said securities. For purposes of determining the foregoing steps, the Agent may rely upon an opinion of counsel to the Company or the Agent (the expense of which shall be paid by the Company) specifying (A) that such counsel is familiar with the laws applicable to the perfection of security interests in said securities and (B) the steps required to perfect and maintain a first priority security interest in favor of the Trustee in said securities;

                (f) The Agent shall take any other steps from time to time requested by Trustee to confirm and maintain the priority of the security interests in the Collateral; and

                (g) The Agent shall immediately disburse all funds held in the Account to the Trustee and transfer title to all other Collateral held by the Agent hereunder to the Trustee upon written notice by the Trustee to the Agent that an Event of Default has occurred and is continuing under the Indenture.

          16.4 REMEDIES. In addition to any rights and remedies provided in the Indenture, the First Mortgage Notes and the other Collateral Documents, upon an Event of Default as defined in the Indenture and for so long as such Event of Default is continuing the Trustee may exercise any or all of the following remedies, successively or concurrently and in such order as the Trustee elects:

                (a) The Trustee may deliver some or all of the notices contemplated by Section 16.3(g) above.

                (b) The Trustee may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it and subject to the restrictions imposed by the Indiana Riverboat Gambling Act, to the extent applicable, all the rights and remedies of a secured party under the UCC or other applicable law, and the Trustee may also upon obtaining possession of the Collateral as set forth herein, without notice to the Company except as specified below, sell the Collateral or any part thereof in one or more parcels at one or more public or private sales, at any exchange, broker's board or at any of the Trustee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Trustee may deem commercially reasonable. The Company acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale. The Company agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to the Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Trustee shall not be obligated to make any sale regardless of notice of sale having been given. The Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each purchaser at any such sale shall acquire the property sold free and clear of any claim or right of the Company, the Escrow Agent or the Disbursement Agent.

                (c) Any cash that is Collateral held by the Trustee and all cash proceeds received by the Trustee in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied (after payment of any and all amounts payable to the Trustee under the Indenture) against the obligations for the ratable benefit of the Holders of the First Mortgage Notes. Any surplus of such cash or cash proceeds held by the Trustee and remaining after payment in full of all the obligations shall be paid over to the Company or to whomsoever may be lawfully entitled to receive such surplus or as a court of competent jurisdiction may direct.

                (d) The Company hereby irrevocably appoints the Trustee as its attorney-in-fact effective upon and during the continuance of an Event of Default with full power of substitution to do any act which the Company is obligated hereby to do, to exercise such rights as the Company might exercise with respect to the Collateral and to execute and file in the Company's name any financing statements and amendments thereto required or advisable to protect the Trustee's rights or security interest hereunder. Such appointment and power of attorney shall be irrevocable and coupled with an interest.

          16.5 It shall be a term and condition of the Escrow Account, notwithstanding any term or condition to the contrary in any other agreement relating to the Escrow Account and except as otherwise provided by the provisions of this Agreement, that no amount (including, without limitation, interest on or other proceeds of the Escrow Account or on any Cash Equivalents) shall be paid or released to or for the account of, or withdrawn from the Escrow Account by or for the account of, the Company or any other person or entity other than the Trustee or its designated agent.

          16.6 TRANSFERS AND OTHER LIENS. The Company agrees that it will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Escrow Account Collateral or (ii) create or permit to exist any lien upon or with respect to any of the Escrow Account Collateral, except for the security interest under this Agreement.

          16.7 AGENCY. Each Agent shall act solely as the Trustee's agent in connection with its duties under this Section 16, notwithstanding any other provision contained in this Agreement, without any right to receive compensation from the Trustee and without any authority to obligate the Trustee or to compromise or pledge its security interest hereunder. The Company acknowledges and agrees that in no event shall the Trustee or the Holders of the First Mortgage Notes be liable for, nor shall the obligations of the Company under the Indenture and the First Mortgage Notes be affected or diminished as a consequence of, any action or inaction of an Agent with respect to the Escrow Account or the Escrow Account Collateral.

          16.8 WAIVER OF SETOFF RIGHTS. The Escrow Agent and the Disbursement Agent hereby acknowledge the Trustee's security interest as set forth above and waive any security interest or other lien in the Escrow Account Collateral and further waive any right to set off the Escrow Account Collateral now or in the future against any indebtedness of the Company to the Escrow Agent or the Disbursement Agent. The waivers set forth in this
Section 16.8 are of rights which may exist now or arise hereafter in favor of the Escrow Agent or the Disbursement Agent in their individual capacities, and not of any such rights which may exist now or arise hereafter in favor of the Escrow Agent or the Disbursement Agent in their capacities as agents for the Trustee. Nothing in this Section 16.8 shall be construed as waiving, limiting or diminishing any rights of the Trustee vis-a-vis the Company.

          16.9 COOPERATION. Each Agent is hereby directed to cooperate with the Trustee in the exercise of its rights in the Collateral provided for herein. The Trustee will take all necessary action to preserve and protect the security interest created hereby as a lien and encumbrance upon the Collateral and, upon demand, the Company and each Agent will execute and deliver to the Trustee such instruments and documents as the Trustee may deem reasonably necessary or advisable to confirm or perfect the rights of the Trustee under this Agreement and the Trustee's interest in the Collateral.

          16.10 SECURED OBLIGATIONS. This Agreement secures the due and punctual payment and performance of all obligations and indebtedness of the Company, whether now or hereafter existing, under the First Mortgage Notes and the Indenture including, without limitation, interest accrued thereon after the commencement of a bankruptcy, reorganization, dissolution, winding-up or similar proceeding involving the Company, to the extent permitted by applicable law.

     17.   CONSOLIDATION  OF  SHOWBOAT'S  CAPACITIES  UNDER  THIS
AGREEMENT.

          17.1  SATISFACTION  OF OBLIGATIONS.   For  so  long  as
Showboat  or  any wholly owned subsidiary thereof as provided  in
Section 17.3 below continues to serve as the Disbursement Agent under this Agreement:

     (a) all certificates, letters and other documents that would otherwise be required to be executed and delivered to the Disbursement Agent by the Company (except in connection with disbursements to be made pursuant to Section 3.3 of this Agreement), the Project Architect, the Project Manager, the Reviewing Agent or any other party required to deliver a certificate to the Disbursement Agent under this Agreement before any disbursement, Construction Amendment, or Contract Amendment would be authorized under this Agreement, shall be deemed to have been executed and delivered to the Disbursement Agent upon execution and delivery by the
     Disbursement  Agent  to  the  Escrow  Agent  (with  a   copy
     delivered to the Trustee) of the Showboat Disbursement Certificate attached hereto as EXHIBIT M.

          17.2   COMBINED   REPRESENTATIONS  AND  WARRANTIES   BY
SHOWBOAT.  Showboat
hereby represents and warrants that, by executing and delivering each Showboat Disbursement Certificate to the Escrow Agent:

     (a) all representations and warranties that, in the absence of Section 17.1 would otherwise have been required to have been made by the Company, the Project Architect, the Project Manager, the Reviewing Agent, or any other party that would otherwise be required to deliver a certificate or other document to the Disbursement Agent before a Disbursement Authorization could be made, are true and correct;

     (b) it has undertaken all of the duties, including the duty of inquiry, assigned to the applicable party that would otherwise be required to deliver a certificate or other document to the Disbursement Agent in the absence of Section 17.1; and

     (c) it has in its possession the documentation that would otherwise, in the absence of Section 17.1, have been maintained by the Company, the Project Architect, the Project Manager, the Reviewing Agent or any other party required to deliver a certificate or other document to the Disbursement Agent under this Agreement, and such documentation may be inspected upon reasonable notice by the Trustee.

          17.3 DELEGATION OF DUTIES OF ESCROW AGENT AND DISBURSEMENT AGENT. For so long as Showboat continues to serve as the Escrow Agent and the Disbursement Agent under this Agreement, Showboat may delegate its duties as such to any wholly owned subsidiary of Showboat; PROVIDED that Showboat shall remain liable for all duties of the Escrow Agent and Disbursement Agent hereunder.

     18.  SEGREGATED ACCOUNT.

           18.1 RIGHTS OF THE COMPANY AND DISBURSEMENT AGENT TO SEGREGATED ACCOUNT. The Segregated Account shall be a segregated cash collateral trust account, the balance of which shall not exceed $5.0 million at any time, to be maintained at National City Bank, in East Chicago, Indiana, Custody Account No. 501755883, in the name of Showboat, as Escrow Agent, as agent/bailee for American Bank National Association, as Trustee. Notwithstanding the foregoing and subject to Section 3.4 hereof, all funds deposited and held in the Segregated Account shall belong to the Company and, pending disbursement in accordance with this Agreement, shall be invested in cash or Cash Equivalents; provided, however, that the Disbursement Agent shall not invest any such funds in any investment unless such investment is described in Section 16.1 of this Agreement and the Disbursement Agent has taken the actions described in Section
16.3 with respect to such investment. Pursuant to Section 16.1 of this Agreement, the Company has granted to the Trustee (for the benefit of the Holders of the First Mortgage Notes) a perfected  first  priority security interest  in  the  Segregated
Account, and the Disbursement Agent shall hold the Segregated Account and the funds therein, under the sole dominion and control of such Disbursement Agent, as agent/bailee for the Trustee (for the benefit of Holders of the First Mortgage Notes). Funds in the Segregated Account shall be disbursed solely in accordance with the terms and conditions of this Agreement. Further, the Disbursement Agent shall note in its records that all funds and other assets in the Segregated Account have been pledged to the Trustee, and that the Disbursement Agent is holding such items as agent for the Trustee. Accordingly, such funds shall not be within the bankruptcy "estate" (as such term is used in 11 U.S.C. 541) of the Disbursement Agent. The Company hereby authorizes the Disbursement Agent to make disbursements on its behalf in accordance with this Agreement.

           18.2 DISBURSEMENTS FROM SEGREGATED ACCOUNT. Promptly following the deposit of funds into the Segregated Account pursuant to paragraph (i) of the Initial Disbursements Certificate or in connection with a Disbursement Authorization, the Disbursement Agent shall pay the respective "Current Payment Amounts" to the payees identified on SCHEDULE 1 to the Disbursement Request giving rise to the Disbursement Authorization or replenish the Segregated Account; PROVIDED that no disbursements shall be made to the Segregated Account that would cause the balance therein to exceed $5.0 million at any one time. In addition, the Disbursement Agent will promptly pay any payee requested by the Project Manager pursuant to a payment request in the form of EXHIBIT I, provided that such funds are then available in the Segregated Account.

           18.3 RIGHT TO SUBSTITUTE SEGREGATED ACCOUNT. The Company and the Disbursement Agent from time to time shall have the right to designate a substitute account to serve as the
Segregated Account, PROVIDED that no such substitute account shall become the "Segregated Account" until (a) the Company shall have taken all steps deemed necessary or appropriate by the Trustee in order to cause the Trustee to enjoy a first priority perfected security interest in such substituted Segregated Account, (b) the depositary financial institution at which the substitute account is located shall have acknowledged in a manner satisfactory to the Trustee that the rights of the Trustee in such account are senior to those of the financial institution, and (c) the Escrow Agent and the Trustee shall have received notice of the location and account number of such new substitute account.

                    [SIGNATURE PAGES FOLLOW]

      IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day first above written.

THE ESCROW AGENT:             SHOWBOAT, INC.,
                              A Nevada corporation

                              By: /s/ R. Craig Bird
                              Name:  R. Craig Bird
                              Title: Executive Vice President -
                                     Finance and Administration
                              By:
                              Name:
                              Title:

THE DISBURSEMENT AGENT:       SHOWBOAT, INC.,
                              a Nevada corporation

                              By: /s/ R. Craig Bird
                              Name:  R. Craig Bird
                              Title: Executive Vice President -
                                     Finance and Administration

THE TRUSTEE:                  AMERICAN BANK NATIONAL ASSOCIATION,
                              a national banking association

                              By: /s/ Frank P. Leslie, III
                              Name:  Frank P. Leslie, III
                              Title: Vice President

                              By: /s/ Thomas M. Korsman
                              Name: Thomas M. Korsman
                              Title: Vice President

THE COMPANY:                  SHOWBOAT MARINA CASINO PARTNERSHIP,
                              an Indiana general partnership

                              By: SHOWBOAT MARINA PARTNERSHIP, an
                                  Indiana general partnership,
                                  its general partner

                              By: SHOWBOAT INDIANA INVESTMENT
                                  LIMITED PARTNERSHIP, a Nevada
                                  limited partnership, its
                                  general partner

                              By: SHOWBOAT INDIANA, INC., a
                                  Nevada corporation, its general
                                  partner

                              By: /s/ J. Keith Wallace
                              Name:  J. Keith Wallace
                              Title: President and Chief
                                     Executive Officer

                              SHOWBOAT MARINA FINANCE
                              CORPORATION, a Nevada corporation

                              By: /s/ Mark J. Miller
                              Name:  Mark J. Miller
                              Title: Treasurer

STATE OF NEW YORK   )
                    ) SS:
COUNTY OF NEW YORK  )

           Before me, a Notary Public in and for said County and State, personally appeared R. Craig Bird, the authorized signatory of Showboat, Inc., a corporate organized and existing under the laws of the State of Nevada, and acknowledged the execution of the foregoing instrument as such authorized signatory acting for and on behalf of said partnership.

           Witness my hand and Notarial Seal this 28th day of March, 1996.

Elizabeth T. McNamee                     /s/ Elizabeth T. McNamee
Notary of Public, State of New York      Signature
No. 01MC5047948
Qualified in Suffolk County              Elizabeth T. McNamee
Commission Expires August 14, 1997       Printed    Notary Public

My Commission Expires:                   County of Residence:
______________________                   New York

STATE OF MINNESOTA  )
                    ) SS:
COUNTY OF RAMSEY    )

           Before me, a Notary Public in and for said County and State, personally appeared Frank P. Leslie III and Thomas M. Korsman, the authorized signatories of American Bank National Association, a national banking association, and acknowledged the execution of the foregoing instrument as such authorized signatories acting for and on behalf of American Bank National Association.

           Witness my hand and Notarial Seal this 28th day of March, 1996.

Colleen D. Schwab                          /s/ Colleen D. Schwab
Notary Public - Minnesota                  Signature
My Comm. Expires Jan. 31, 2000
                                           Colleen D. Schwab
                                           Printed  Notary Public

STATE OF INDIANA    )
                    ) SS:
COUNTY OF LAKE      )

           Before me, a Notary Public in and for said County and State, personally appeared J. Keith Wallace the authorized signatory of Showboat Marina Casino Partnership, a general partnership organized and existing under the laws of the State of Nevada and acknowledged the execution of the foregoing instrument as such authorized signatory acting for and on behalf of said partnership.

           Witness my hand and Notarial Seal this 28th day of March, 1996.

                                  /s/ Richard J. Lesniak
                                  Signature

                                  Richard J. Lesniak
                                  Notary Public State of Indiana
                                  Lake County
                                  My Commission Exp. Apr. 13, 1998
                                  Printed            Notary Public

My Commission Expires:            County of Residence:
______________________            ____________________

STATE OF NEW YORK   )
                    ) SS:
COUNTY OF NEW YORK  )

           Before me, a Notary Public in and for said County  and
State,  personally  appeared  Mark  J.  Miller,  the   authorized
signatory of Showboat Marina Finance Corporation, a corporation organized and existing under the laws of the State of Nevada, and acknowledged the execution of the foregoing instrument as such authorized signatory acting for and on behalf of said partnership.

           Witness my hand and Notarial Seal this 28th day of March, 1996.

Elizabeth T. McNamee                     /s/ Elizabeth T. McNamee
Notary of Public, State of New York      Signature
No. 01MC5047948
Qualified in Suffolk County              Elizabeth T. McNamee
Commission Expires August 14, 1997       Printed    Notary Public

My Commission Expires:                   County of Residence:
______________________                   New York

                       TABLE OF EXHIBITS

EXHIBIT

A.   Form of Initial Disbursements Certificate
B-1. Form of Company's Closing Certification
B-2. Form of Disbursement Agent's Closing Certification
B-3. Form of Trustee's Closing Certification
C.   Form of Disbursement Request
D.   Project Cost Schedule
E.   Form of Construction Budget Amendment Certificate
F.   Form of Contract Amendment Certificate
G.   Form of Reviewing Agent Letter
H.   Form of Disbursement Authorization
I.   Form of Payment Request
J.   Form of Consent to Collateral Assignment of Contract
K.   Pre-Opening Expenses
L.   Form  of  Letter  to  Issuer  (or  Transfer  Agent)  of
     Uncertificated Securities
M.   Form of Showboat Disbursement Certificate
N.   Form of Pre-Closing Disbursement Certificate

         EXHIBIT A TO ESCROW AND DISBURSEMENT AGREEMENT

           FORM OF INITIAL DISBURSEMENTS CERTIFICATE

               Showboat Marina Casino Partnership
               Showboat Marina Finance Corporation
                    2001 East Columbus Drive
                   East Chicago, Indiana 46312


Showboat, Inc., as Escrow Agent
     c/o Showboat Development Company
     6601 Ventnor Avenue
     Suite 105
     Ventnor, New Jersey 08406
     Attention: R. Craig Bird

Showboat, Inc., as Disbursement Agent
     c/o Showboat Development Company
     6601 Ventnor Avenue
     Suite 105
     Ventnor, New Jersey 08406
     Attention: R. Craig Bird

     American Bank National Association, as Trustee
     101 East 5th Street
     St. Paul, Minnesota 55101
     Attention: Corporate Trust Department

Re:  Initial Disbursements Certificate

Ladies and Gentlemen:

      This Initial Disbursements Certificate is delivered to you pursuant to that certain Escrow and Disbursement Agreement (the "ESCROW AND DISBURSEMENT AGREEMENT") dated March 28, 1996 by and among Showboat Marina Casino Partnership, an Indiana general partnership ("SHOWBOAT PARTNERSHIP"), Showboat Marina Finance Corporation, a Nevada corporation ("FINANCE CORPORATION" and, together with Showboat Partnership, the "COMPANY"), American Bank National Association, a national banking association, as trustee (the "TRUSTEE") under the Indenture (as defined in the Escrow and Disbursement Agreement) and Showboat, Inc. ("SHOWBOAT"), a Nevada corporation, as disbursement agent (the "DISBURSEMENT AGENT"), and as escrow agent (the "ESCROW AGENT"). Capitalized terms used herein shall have the meanings assigned to such terms in the Escrow and Disbursement Agreement.

      The  Company hereby irrevocably instructs  the  Escrow
Agent to disburse the following sums to the following parties:

     (a) $___________ to Showboat, pursuant to instructions provided to the Escrow Agent by Showboat, as reimbursement of certain amounts advanced to the Company prior to the date hereof.

     (b) $ __________ to Kummer Kaempfer Bonner & Renshaw, counsel to the Company, as payment of certain legal fees incurred in connection with the issuance of the First
Mortgage Notes;

     (c)  $___________ to Ice Miller Donadio & Ryan, special
Indiana counsel to the Company, as payment of certain legal fees incurred in connection with the issuance of the First
Mortgage Notes;

     (d)    $___________   to   Winston  &  Strawn,  special
Admiralty counsel to the Company, as payment of certain legal fees incurred in connection with the issuance of the First Mortgage Notes;

     (e) $ __________ to R.R. Donnelley, as payment for certain printing and engraving fees incurred in connection with the issuance of the First Mortgage Notes;

     (f)   $___________  to _____________,  as   payment  of
certain fees and expenses incurred in connection with serving as surety for the Payment and Performance Bond.

     (g)  $5,000,000 to the Segregated Account.

                    [SIGNATURE PAGE FOLLOWS]

THE COMPANY:             SHOWBOAT MARINA CASINO PARTNERSHIP, an
                              Indiana general partnership

                         By:  SHOWBOAT MARINA PARTNERSHIP, an
                                Indiana general partnership, its
                                general partner

                         By:  SHOWBOAT INDIANA INVESTMENT LIMITED
                              PARTNERSHIP,   a   Nevada   limited
                              partnership, its general partner

                         By:  SHOWBOAT INDIANA, INC., a Nevada
                              corporation, its general partner

                         By:
                              Name:  J. Keith Wallace
                              Title: President and Chief
                              Executive Officer

                         SHOWBOAT MARINA FINANCE CORPORATION, a
                         Nevada corporation

                              By:
                                   Name:  Mark J. Miller
                                   Title: Treasurer

        EXHIBIT B-1 TO ESCROW AND DISBURSEMENT AGREEMENT

            FORM OF COMPANY'S CLOSING CERTIFICATION

               Showboat Marina Casino Partnership
               Showboat Marina Finance Corporation
                    2001 East Columbus Drive
                   East Chicago, Indiana 46312

                         _____ __, 1996


Showboat, Inc., as Escrow Agent
c/o Showboat Development Company
6601 Ventnor Avenue
Suite 105
Ventnor, New Jersey 08406

Showboat, Inc., as Disbursement Agent
c/o Showboat Development Company
6601 Ventnor Avenue
Suite 105
Ventnor, New Jersey 08406

American Bank National Association, as Trustee
101 East 5th Street
St. Paul, Minnesota 55101
Attention: Corporate Trust Department


Re:  Company's Closing Certification

Ladies and Gentlemen:

      This Closing Certification is delivered to you pursuant to that certain Escrow and Disbursement Agreement (the "ESCROW AND DISBURSEMENT AGREEMENT") dated March 28, 1996 by and among Showboat Marina Casino Partnership, an Indiana general partnership ( "SHOWBOAT PARTNERSHIP"), Showboat Marina Finance Corporation, a Nevada corporation ("FINANCE CORPORATION" and, together with Showboat Partnership, the "COMPANY"), American Bank National Association, a national banking association, as trustee (the "TRUSTEE") under the Indenture (as defined in the Escrow and Disbursement Agreement) and Showboat, Inc. as disbursement agent (the "DISBURSEMENT AGENT"), and as escrow agent (the "ESCROW AGENT"). Capitalized terms used herein shall have the meanings assigned to such terms in the Escrow and Disbursement Agreement.

     The Company hereby certifies to each of you as follows:

      1. As of the date hereof, there is no reason to believe that the date on which East Chicago Showboat will become
Operating will not occur on or prior to the Completion Date.

      2. The "Available Amount" column of the Initial Construction Budget attached hereto as EXHIBIT 1 constitutes the Construction Budget presently in effect for the Construction; PROVIDED, HOWEVER, that the Initial Construction Budget shall not include the "Fees and Expenses" line item or the corresponding amounts listed under the "Available Amount" column with respect thereto.

      3. Said Initial Construction Budget accurately sets forth the anticipated Construction Expenses through completion of the construction of East Chicago Showboat and the various components of East Chicago Showboat identified thereon as line items, all within the respective line item amounts listed.

      4. Said Initial Construction Budget also accurately sets forth (a) all anticipated Pre-Opening Expenses which the Company is expected to incur in order for East Chicago Showboat to begin Operating on or before the Completion Date, and (b) all anticipated Debt Financing Costs payable through the date that the Company reasonably anticipates that East Chicago Showboat first will be Operating and to provide a reserve to cover any additional Debt Financing Costs that will accrue but will not yet be payable as of such date, all within the line item allocations established for those components set forth in the Initial Construction Budget.

      5. As of the date hereof, there are sufficient Available Funds to pay for the anticipated costs described in paragraphs 2, 3 and 4 above, and, after giving effect to the Initial Disbursements, the Company does not believe that any other expenses will need to be incurred by the Company in order to cause East Chicago Showboat to be Operating on or before the Completion Date.

      6. There is no Default or Event of Default existing under the Indenture.

     The foregoing representations, warranties and certifications are true and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the Initial
Disbursements.


THE COMPANY:                  SHOWBOAT MARINA CASINO PARTNERSHIP,
                              an Indiana general partnership

                              By: SHOWBOAT MARINA PARTNERSHIP, an
                                  Indiana general partnership,
                                  its general partner

                              By: SHOWBOAT INDIANA INVESTMENT
                                  LIMITED PARTNERSHIP, a  Nevada
                                  limited partnership, its
                                  general partner

                              By: SHOWBOAT INDIANA, INC., a
                                  Nevada corporation, its
                                  general partner


                              By:
                                   Name:  J. Keith Wallace
                                   Title: President and Chief
                                          Executive Officer

                              SHOWBOAT MARINA FINANCE
                              CORPORATION, a Nevada corporation

                              By:
                                   Name:  Mark J. Miller
                                   Title: Treasurer

EXHIBIT 1 TO EXHIBIT B-1
INITIAL CONSTRUCTION BUDGET

The following table sets forth the initial construction budget for the construction of East Chicago Showboat through its expected opening date of July 1, 1997 (in millions):


AVAILABLE AMOUNT:
Casino vessel				$ 46.0
Gaming and other equipment		  17.2
Preopening expenses			  11.0
Interest<F1>				  16.6
Breakwater				  16.4
Garage					  15.8
Furniture, fixtures & equipment		  11.9
Contingency				  11.5
Pavilion				  10.5
Design and development fees		  16.0
Economic development incentives		   5.9
Site improvements and infrastructure	   5.6
Offering discounts and expenses		   5.6
Bankroll and working capital		   5.0
       Total Available Amount		$195.0

<F1>  Interest is net of interest income anticipated to be
      earned on the funds in the Escrow Account. Assumes interest income of 4.0% on the cash balance in the Escrow Account.

                                 1

                    EXHIBIT 2 TO EXHIBIT B-1
        FORM OF PROJECT MANAGER'S CLOSING CERTIFICATION

                         _____ __, 1996


Showboat, Inc., as Escrow Agent
c/o Showboat Development Company
6601 Ventnor Avenue
Suite 105
Ventnor, New Jersey 08406

Showboat, Inc., as Disbursement Agent
c/o Showboat Development Company
6601 Ventnor Avenue
Suite 105
Ventnor, New Jersey 08406

American Bank National Association, as Trustee
101 East 5th Street
St. Paul, Minnesota 55101
Attention: Corporate Trust Department

Re:  Company's Closing Certification
     Project Manager's Closing Certification

Ladies and Gentlemen:

     Showboat, Inc., a Nevada Corporation (the "PROJECT MANAGER") hereby certifies to each of you as follows:

      1. We have reviewed the above referenced Company Closing Certification from the Company and that certain Escrow and Disbursement Agreement (the "ESCROW AND DISBURSEMENT AGREEMENT") dated March 28, 1996 by and among Showboat Marina Casino Partnership, an Indiana general partnership ("SHOWBOAT PARTNERSHIP"), Showboat Marina Finance Corporation, a Nevada corporation ("FINANCE CORPORATION" and, together with Showboat Partnership, the "COMPANY"), Showboat, Inc., a Nevada corporation ("SHOWBOAT") and as escrow agent (the "ESCROW AGENT"), as disbursement agent (the "DISBURSEMENT AGENT"), and American Bank National Association, as trustee (the "TRUSTEE") under the Indenture, to the extent necessary to understand the defined terms contained herein and in the Company's Closing Certification that is incorporated by reference from the Escrow and Disbursement Agreement, and to provide the certification contained herein.

      2. The Project Manager hereby certifies and confirms the accuracy of the certifications in paragraphs 1 and 3 of the above-referenced Company's Closing Certification.

      3. The Project Manager hereby certifies that to the best of its knowledge, East Chicago Showboat with the Minimum
Facilities may be constructed in accordance within the Initial Construction Budget identified in the Company's Closing Certification.

     The foregoing representations, warranties and certifications are true and correct and you each are entitled to rely on the foregoing in connection with the Initial Disbursements. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Escrow and Disbursement Agreement.

Showboat, Inc.,
a Nevada corporation

By:
Name:     R. Craig Bird
Title:    Executive Vice President - Finance and Administration

                    EXHIBIT 3 TO EXHIBIT B-1

       FORM OF PROJECT ARCHITECT'S CLOSING CERTIFICATION

                         March 28, 1996

Showboat, Inc., as Escrow Agent
c/o Showboat Development Company
6601 Ventnor Avenue
Suite 105
Ventnor, New Jersey 08406

Showboat, Inc., as Disbursement Agent
c/o Showboat Development Company
6601 Ventnor Avenue
Suite 105
Ventnor, New Jersey 08406

American Bank National Association, as Trustee
101 East 5th Street
St. Paul, Minnesota 55101
Attention: Corporate Trust Department


Re:  Company's Closing Certification
     Project Architect's Closing Certification

Ladies and Gentlemen:

       Showboat,   Inc.,  a  Nevada  Corporation  (the   "PROJECT
ARCHITECT") hereby certifies to each of you as follows:

     1. The Project Architect has reviewed the above referenced Company's Closing Certification from the Company and that certain Escrow and Disbursement Agreement (the "ESCROW AND DISBURSEMENT AGREEMENT") dated March 28, 1996 by and among Showboat Inc., a Nevada corporation ("SHOWBOAT"), as escrow agent (the "Escrow Agent"), and as disbursement agent (the "DISBURSEMENT AGENT"), American Bank National Association, as trustee (the "TRUSTEE") under the Indenture, Showboat Marina Casino Partnership, an Indiana general partnership (the "PARTNERSHIP"), and Showboat Marina Finance Corporation, ("FINANCE CORPORATION" and, together with the Partnership, the "COMPANY"), to the extent necessary to understand the defined terms contained herein and in the Company's Closing Certification that are incorporated by reference from the Escrow and Disbursement Agreement, and to provide the certification contained herein.

     2. The Project Architect hereby certifies and confirms the accuracy of the certifications in paragraphs 1 and 3 of the above-referenced Company's Closing Certification.

     3. The Project Architect hereby certifies that to the best of its knowledge, East Chicago Showboat with the Minimum
Facilities may be constructed in accordance within the Initial Construction Budget identified in the Company's Closing Certification.
                                4

     The foregoing representations, warranties and certifications are true and correct and you each are entitled to rely on the foregoing in connection with the Initial Disbursements. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Escrow and Disbursement Agreement.

Showboat, Inc.,
a Nevada corporation

By:
Name:  R. Craig Bird
Title: Executive Vice President - Finance and Administration

        EXHIBIT B-2 TO ESCROW AND DISBURSEMENT AGREEMENT

       FORM OF DISBURSEMENT AGENT'S CLOSING CERTIFICATION

               Showboat, Inc., Disbursement Agent
                c/o Showboat Development Company
                       6601 Ventnor Avenue
                            Suite 105
                    Ventnor, New Jersey 08406


                       _________ __, 1996


Showboat, Inc., Escrow Agent
c/o Showboat Development Company
6601 Ventnor Avenue
Suite 105
Ventnor, New Jersey 08406

Re:  Disbursement Agent's Closing Certification

Ladies and Gentlemen:

      This Closing Certification is delivered to you pursuant to that certain Escrow and Disbursement Agreement (the "ESCROW AND DISBURSEMENT AGREEMENT") dated March 28, 1996 by and among AGENT"), Showboat, Inc., a Nevada corporation ("SHOWBOAT"), as escrow agent (the "ESCROW AGENT"), and disbursement agent (the "DISBURSEMENT AGENT"), American Bank National Association, as trustee (the "TRUSTEE") under the Indenture (as defined therein), Showboat Marina Casino Partnership, an Indiana general partnership (the "PARTNERSHIP"), and Showboat Marina Finance Corporation, a Nevada corporation ("FINANCE CORPORATION" and, together with the Partnership, the "COMPANY"). Capitalized terms used herein shall have the meanings assigned to such terms in the Escrow and Disbursement Agreement.

      The Disbursement Agent hereby certifies to each of you as follows as contemplated by Section 6.1 (c) of the above-referenced Escrow and Disbursement Agreement:

     1. The Escrow Account has been established as contemplated by the Escrow and Disbursement Agreement.

      2. The Disbursement Agent has obtained and has in effect insurance of the type required by Section 8.3 of the Escrow and Disbursement Agreement.

      3.    The  Disbursement Agent has received from the Company
(a) an executed Initial Disbursements Certificate, and (b) an executed Closing Certification in the form attached to the Escrow and Disbursement Agreement as Exhibit B-1, together with closing certifications from the Project Manager and the Project Architect in the form called for thereby.

     The foregoing representations, warranties and certifications are true and correct and you each are entitled to rely on the foregoing in connection with the Initial Disbursements.

Showboat Inc.,
a Nevada Corporation

By:
Name:     R. Craig Bird
Title:    Executive Vice President - Finance and Administration

        EXHIBIT B-3 TO ESCROW AND DISBURSEMENT AGREEMENT

            FORM OF TRUSTEE'S CLOSING CERTIFICATION

         American Bank National Association, as Trustee
                       101 East 5th Street
                    St. Paul, Minnesota 55101
              Attention: Corporate Trust Department

                         _____ __, 1996

Showboat, Inc., Escrow Agent
c/o Showboat Development Company
6601 Ventnor Avenue
Suite 105
Ventnor, New Jersey 08406

Re:  Trustee's Closing Certification

Ladies and Gentlemen:

      This Closing Certification is delivered to you pursuant to that certain Escrow and Disbursement Agreement (the "ESCROW AND DISBURSEMENT AGREEMENT") dated March 28, 1996 by and among Showboat Marina Casino Partnership, an Indiana general partnership ( "SHOWBOAT PARTNERSHIP"), Showboat Marina Finance Corporation, a Nevada corporation ("FINANCE CORPORATION" and, together with Showboat Partnership, the "COMPANY"), American Bank National Association, a national banking association, as trustee (the "TRUSTEE") under the Indenture (as defined in the Escrow and Disbursement Agreement) and Showboat, Inc., as escrow agent (the "ESCROW AGENT"), and as disbursement agent (the "DISBURSEMENT AGENT"). Capitalized terms used herein shall have the meanings assigned to such terms in the Escrow and Disbursement Agreement.

      The Trustee hereby certifies to each of you as follows as contemplated by Section 6.1 (c) of the above-referenced Escrow and Disbursement Agreement:

      1. The Trustee has received from the Company an executed Initial Disbursements Certificate and an executed Closing Certification in the form attached to the Escrow and Disbursement Agreement as Exhibit B-1, together with closing certifications from the Project Manager and the Project Architect in the form called for thereby.

      2. The Trustee has received from the Title Insurer the Title Policy required to be in effect under the terms of the Escrow and Disbursement Agreement as of the date of the Initial
Disbursements.

     The foregoing representations, warranties and certifications are true and correct and you each are entitled to rely on the foregoing in connection with the Initial Disbursements.

                              AMERICAN BANK NATIONAL ASSOCIATION,
                              a national banking association, as
                              Trustee

                              By:
                              Name:
                              Title:

         EXHIBIT C TO ESCROW AND DISBURSEMENT AGREEMENT

              DISBURSEMENT REQUEST AND CERTIFICATE

                  [Letterhead of the Company]

                       __________, 199__

Showboat, Inc., Disbursement Agent
c/o Showboat Development Company
6601 Ventnor Avenue
Suite 105
Ventnor, New Jersey 08406

      Re:  Disbursement Request No. ____________ under Escrow and
           Disbursement Agreement
           Amount Requested:  $_____________

Ladies and Gentlemen:

      This Disbursement Request and certificate is delivered to you pursuant to that certain Escrow and Disbursement Agreement (the "ESCROW AND DISBURSEMENT AGREEMENT") dated March 28, 1996 by and among Showboat, Inc., a Nevada corporation, as escrow agent (the "ESCROW AGENT"), and as disbursement agent (the "DISBURSEMENT AGENT"), American Bank National Association, as trustee (the "TRUSTEE") under the Indenture (as defined therein), Showboat Marina Casino Partnership, an Indiana general partnership (the "PARTNERSHIP"), and Showboat Marina Finance Corporation, a Nevada corporation ("FINANCE CORPORATION" and, together with the Partnership, the "COMPANY"). Capitalized terms used herein shall have the meanings assigned to such terms in the Escrow and Disbursement Agreement.

      The Company hereby requests that you, in your capacity as Disbursement Agent under the Escrow and Disbursement Agreement, authorize the Escrow Agent to make a disbursement of $______________ (the "DISBURSEMENT") to the parties identified on
SCHEDULE 1 attached hereto and in the respective amounts listed for such parties on SCHEDULE 1 under the column "CURRENT PAYMENT AMOUNT."

      In connection with the requested Disbursement, the Company signing below hereby represent, and certify as follows:

      1. With respect to amounts requested on SCHEDULE 1 for Construction Expenses, SCHEDULE 1 accurately lists, for each line item and for each party to whom payment is requested with respect to such line item, the following: (i) the name of the payee to be paid, (ii) the current payment requested, (iii) the increase or decrease in accrued but unpaid Retainage Amount for such payee since the last Disbursement Request (after giving effect to the payment contemplated by the Disbursement Request); (iv) the total amount contemplated to be payable to such payee under the terms of its applicable Contract through completion of all work and delivery of all materials contemplated by the Contract (i.e., the total contract amount); (v) the total payments made to such payee under its applicable Contract as of the Issue Date; (vi) the total payments made to such payee since the Issue Date (after giving effect to the payment contemplated by this Disbursement Request); (vii) the sum of all payments made to such payee (after giving effect to the payment contemplated by this Disbursement Request) (i.e., the sum of (v) and (vi) above); (viii) the aggregate accrued Retainage Amounts which shall continue to be owed with respect to such Contract (after giving effect to the payment contemplated by the Disbursement Request); and (ix) the percentage of the work actually completed, or the materials actually delivered, under the Contract through the date for which payment is made hereunder (expressed as a percentage of the total work and materials contemplated by the Contract through completion).

      2. The construction performed as of the date hereof is in accordance with the Plans for East Chicago Showboat and the disbursement is appropriate in light of the percentage of construction completed and the amount of stored materials. As of the date hereof, there is no reason to believe that the date on which East Chicago Showboat will become Operating will not occur on or prior to the Completion Date.

      3.  With respect to amounts requested on SCHEDULE 1 for Pre-
Opening  Expenses,  all  such  Pre-Opening  Expenses  have   been
incurred and are payable in accordance with the Indenture, and all of the conditions set forth in EXHIBIT K to the Escrow and Disbursement Agreement to the disbursement and payment of said amounts have been satisfied.

      4.   Appropriate evidence of lien releases, if required  by
Section 6.2(k) or 6.2(l) of the Escrow and Disbursement Agreement, and title insurance endorsements, if required by
Section 6.2(h) of the Escrow and Disbursement Agreement, have been received for all work, materials and/or services performed and/or delivered in connection with East Chicago Showboat. In addition all Title Policies required pursuant to the Escrow and Disbursement Agreement have been received. The lien releases and the title endorsements, to the extent applicable, are attached hereto.

      5. The Construction Budget presently in effect is dated _________________ and includes all amendments through Construction Budget Amendment No. ___. Said Construction Budget accurately sets forth the anticipated Construction Expenses through completion of construction of East Chicago Showboat and the various components of East Chicago Showboat identified thereon as line items, all within the respective line item amounts listed.

      6. The Construction Budget continues to accurately set forth (a) all anticipated Pre-Opening Expenses which the Company will need to incur in order the commence Operating East Chicago Showboat on or before the Completion Date, and (b) all anticipated Debt Financing Costs payable through the date that the Company reasonably anticipates that East Chicago Showboat first will be Operating and to provide a reserve to cover any additional Debt Financing Costs that will accrue but will not yet be payable as of such date, all within the line item allocations established for those components set forth in the Construction Budget.

      7. After giving effect to the requested disbursement from the Escrow Account, there are sufficient Available Funds to pay for the anticipated costs described in paragraphs 6 and 7 above, and the Company does not believe that any other expenses will need to be incurred by the Company in order to cause East Chicago Showboat to be Operating on or before the Completion Date.

      8. There is no Event of Default under the Indenture or any event, omission or failure of a condition which would constitute an Event of Default under the Indenture after notice or lapse of time or both.

      9. As of the date hereof, the Company submitted to the Disbursement Agent all Plans which, as of the date hereof, constitute Final Plans. Further, all disbursements requested under this Disbursement Request are for the Payment of Construction Expenses incurred for work consistent with Plans which the Company reasonably believes ultimately will become
Final Plans and which will permit the Company to complete construction of East Chicago Showboat on or before the Completion Date.

      10. [ ] Check this box if this Disbursement is for the purchase of real estate. (If so checked, the undersigned will deliver a copy of the amended Collateral Documents evidencing that the Lien (as defined in the Indenture) of the Trustee has been amended to include such real estate).

     The foregoing representations, warranties and certifications are true and correct and Disbursement Agent is entitled to rely on the foregoing in authorizing and making the Disbursement.

      Attached to this Disbursement Request are certificates from the Project Manager and Project Architect.

THE COMPANY:                  SHOWBOAT MARINA CASINO PARTNERSHIP,
                              an Indiana general partnership

                              By: SHOWBOAT MARINA PARTNERSHIP,
                                  an Indiana general partnership,
                                  its general partner

                              By: SHOWBOAT INDIANA INVESTMENT
                                  LIMITED PARTNERSHIP, a  Nevada
                                  limited partnership, its
                                  general partner

                              By: SHOWBOAT INDIANA, INC., a
                                  Nevada corporation, its
                                  general partner

                              By:
                                  Name:  J. Keith Wallace
                                  Title: President  and  Chief
                                         Executive Officer

                              SHOWBOAT MARINA FINANCE
                              CORPORATION, a Nevada corporation

                              By:
                              Name:  Mark J. Miller
                              Title: Treasurer


       Schedule 1 to Disbursement Request and Certificate

                      Date:________________

CONSTRUCTION EXPENSES
Line Item:

(i) Payee  (ii)      (iii)         (iv)      (v)       (vi)         (vii)       (viii)      (ix) % of
           Current   Increase/     Total     Payments  Payments     Total       Aggregate   Contract
           Payment   Decrease in   Amount    Under     Under        Payments    Accured and Work
           Amount    Retainage     Payable   Contract  Contract     to Date     Unpaid      Completed
                     Amount Since  Under     Prior to  From and     [(iv)+(v)]  Retainage
                     Last          Contract  Issue     After Issue              Amounts for
                     Disbursement  Terms     Date      Date                     Contract
                     Request


Total for
Line Item

Line Item:



Total for
Line Item

Line Item:



Total for
Line Item

PRE-OPENING EXPENSES
Line Item:

(i) Payee  (ii) Current Payment Amount

                                                          1


Total for
Line Item

Line Item:



Total for
Line Item


                     EXHIBIT 1 TO EXHIBIT C

                 CERTIFICATE OF PROJECT MANAGER
                     (DISBURSEMENT REQUEST)
                       ___________, 199__


Showboat, Inc., Disbursement Agent
c/o Showboat Development Company
6601 Ventnor Avenue
Suite 105
Ventnor, New Jersey 08406


Re:  Disbursement Request No. __________
     Under Escrow and Disbursement Agreement
     Certificate of Project Manager

Ladies and Gentlemen:

     The Project Manager hereby certifies as follows:

      1. The Project Manager has reviewed the above referenced Disbursement Request and that certain Escrow and Disbursement Agreement (the "ESCROW AND DISBURSEMENT AGREEMENT") dated March 28, 1996 by and among Showboat Marina Casino Partnership, an Indiana general partnership ("SHOWBOAT PARTNERSHIP"), Showboat
Marina Finance Corporation, a Nevada corporation ("FINANCE CORPORATION" and, together with Showboat Partnership, the "COMPANY"), American Bank National Association, a national banking association, as trustee (the "TRUSTEE") under the Indenture (as defined in the Escrow and Disbursement Agreement) and Showboat, Inc., a Nevada Corporation ("SHOWBOAT"), as escrow agent (the "ESCROW AGENT"), and as disbursement agent (the "DISBURSEMENT AGENT") to the extent necessary to understand the defined terms contained herein and in the Disbursement Request that are incorporated by reference from the Escrow and Disbursement Agreement, and to provide the certification contained herein. Capitalized terms used herein shall have the meanings assigned to such terms in the Escrow and Disbursement Agreement.

      2. The Project Manager hereby certifies and confirms the accuracy of the certifications in paragraphs 1, 2, 5, 6 and 9 of the above-referenced Disbursement Request.

      3.    The Project Manager hereby certifies that to the best
of   its  knowledge,  East  Chicago  Showboat  with  the  Minimum
Facilities may be constructed in accordance with the Construction
Budget presently in effect.

            The   foregoing   representations,   warranties   and
certifications are true and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the Disbursement.

          Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Escrow and Disbursement Agreement.

                              Showboat, Inc.,
                              a Nevada corporation

                              By:
                              Name:
                              Title:

  EXHIBIT 2 TO EXHIBIT C TO ESCROW AND DISBURSEMENT AGREEMENT

                CERTIFICATE OF PROJECT ARCHITECT
                     (DISBURSEMENT REQUEST)

                         _______, 199__


Showboat, Inc., Disbursement Agent
c/o Showboat Development Company
6601 Ventnor Avenue
Suite 105
Ventnor, New Jersey 08406
Attention: R. Craig Bird


Re:  Disbursement Request No. __________
     Under Escrow and Disbursement Agreement
     Certificate of Project Architect

Ladies and Gentlemen:

      The Undersigned, (the "Project Architect) hereby certifies as follows:

      1. We have reviewed the above referenced Disbursement Request and that certain Escrow and Disbursement Agreement (the "ESCROW AND DISBURSEMENT AGREEMENT") dated March 28, 1996 by and among Showboat Marina Casino Partnership, an Indiana general partnership ( "SHOWBOAT PARTNERSHIP"), Showboat Marina Finance Corporation, a Nevada corporation ("FINANCE CORPORATION" and, together with Showboat Partnership, the "COMPANY"), to the extent necessary to understand the defined terms contained herein and in the Disbursement Request that are incorporated by reference from the Escrow and Disbursement Agreement, and to provide the certification contained herein, American Bank National Association, a national banking association, as trustee (the "TRUSTEE") under the Indenture (as defined in the Escrow and Disbursement Agreement) and Showboat, Inc., a Nevada Corporation ("SHOWBOAT"), as escrow agent (the "ESCROW AGENT"), and as disbursement agent (the "DISBURSEMENT AGENT"). Capitalized terms used herein shall have the meanings assigned to such terms in the Escrow and Disbursement Agreement.

      2. We hereby certify and confirm the accuracy of the certifications contained in paragraphs 2 and 9 of the above-referenced Disbursement Request.

      3.    We hereby certify that, to the best of our knowledge,
East  Chicago  Showboat  with  the  Minimum  Facilities  may   be
constructed in accordance with the Construction Budget presently in effect.

            The   foregoing   representations,   warranties   and
certifications are true and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the Disbursement.

          Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Escrow and Disbursement Agreement.

                                   a Project Architect

                                   By:
                                   Name:
                                   Title:

                                   By:
                                   Name:
                                   Title:


         EXHIBIT D TO ESCROW AND DISBURSEMENT AGREEMENT

                      PROJECT COST SCHEDULE

              Prepared as of : _____________, 199__

CONSTRUCTION EXPENSES
(i)              (ii)         (iii)       (iv)          (v)          (vi)         (vii)
Line Item        Total        Excluded    Construction  Costs Paid   Accrued and  Available
                 Estimated    Costs <F2>  Budget<F3>    to Date      Unpaid       Amount<F6>
                 Costs<F1>                              Since Issue  Retainage
                                                        Date<F4>     Amounts to
                                                                     Date<F5>





PRE-OPENING EXPENSES
(i) Line Item    (ii) Total   (iii)       (iv)          (v) Costs    (vi)         (vii)
                 Estimated    Excluded    Construction  Paid to      Accrued and  Available
                 Costs<F1>    Costs <F2>  Budget<F3>    Date Since   Unpaid       Amount<F6>
                                                        Issue        Retainage
                                                        Date<F4>     Amounts to
                                                                     Date<F5>


                                                     1


DEBT FINANCING COSTS
UNALLOCATED RESERVES
TOTAL

<F1> Includes "Excluded Costs" (column iii) under line item.
<F2> Represents (a) expenses paid by the Colmpany in connection with East Chicago Showboat prior to the Issue Date, and (b) to the extent not covered by clause (a), any expenses paid pursuant to Initial Disbursemnts.
<F3> Excludes "Excluded Costs" (column(iii), but includes
     Retainage Amounts accrued but unpaid as of Issue Date).
<F4> Include Retainage Amounts, as and when paid.
<F5> Include Retainage Amounts accrued as of Issue Date, to the extent still unpaid.
<F6> Represents amounts presently allocated to Line Item that have not yet been disbursed or retained to cover Retainage
     Amounts.

Additional Revenue Anticipated (as of Issue
Date, as noted on Intial Constructin Budget)
to be earned From Investments in Escrow Account     $

Additional Revenue Earned From Investments in
Escrow Account as of the Date of this Project
Cost Schedule                                       $

Additional Revenue Anticipated to be Earned,
From investments in Escrow Account, from the
Date of this Project Cost Schedule Through the
Date East Chicago Showboat Anticipated to be
Operating                                           $

The undersigned hereby confirms the accuracy of the above Project
Cost Schedule as of the date for which it has been prepared.

                    Date:_____________, 199__

THE COMPANY:    SHOWBOAT MARINA CASINO PARTNERSHIP,
                an Indiana general partnership

                By:  SHOWBOAT INDIANA INVESTMENT LIMITED
                     PARTNERSHIP, a Nevada limited partnership

                By:  SHOWBOAT INDIANA, INC., a Nevada
                     corporation, its general partner

                By:
                Name:
                Title:

                SHOWBOAT MARINA FINANCE CORPORATION

                By:
                Name:
                Title:

         EXHIBIT E TO ESCROW AND DISBURSEMENT AGREEMENT

           CONSTRUCTION BUDGET AMENDMENT CERTIFICATE

                  [Letterhead of the Company]

                      Date: _______, 1996

Showboat, Inc., Disbursement Agent
c/o Showboat Development Company
6601 Ventnor Avenue
Suite 105
Ventnor, New Jersey 08406

Re:  Amendment No. ___________ to Construction Budget
     Under Escrow and Disbursement Agreement
     Construction Budget Amendment Certificate

Ladies and Gentlemen:

     The Company requests that the Construction Budget for East Chicago Showboat be amended as set forth on SCHEDULE 1 to this certificate. This certificate is delivered pursuant to that certain Escrow and Disbursement Agreement (the "ESCROW AND DISBURSEMENT AGREEMENT") dated March 28, 1996 by and among Showboat, Inc., a Nevada corporation ("SHOWBOAT"), as escrow agent (the "ESCROW AGENT"), and as disbursement agent (the "DISBURSEMENT AGENT"), American Bank National Association, as trustee (the "TRUSTEE") under the Indenture (as defined therein), Showboat Marina Casino Partnership, an Indiana general partnership (the "PARTNERSHIP"), and Showboat Marina Finance Corporation, a Nevada corporation ("FINANCE CORPORATION" and, together with the Partnership, the "COMPANY"). Capitalized terms used in this certificate that are otherwise not defined shall have the meaning assigned in the Escrow and Disbursement Agreement.

     In connection with the requested Construction Budget amendment, the Company hereby represents, warrants and certifies as follows:

          1. The proposed amendment is reasonably necessary in order to complete the work represented by such line item in the Construction Budget that is amended.

          2.   Funding to pay the costs represented by any line
          item increase is available from Realized Savings, Additional Revenue, Capital Lease Savings and/or Additional Project Financing to the extent not previously expended or dedicated (including Retainage Amounts) to the payment of items contained in the Construction Budget, from the allocation of otherwise unallocated reserves in the Construction Budget or from the reduction of allocated reserves pursuant to the terms and conditions of the Escrow and Disbursement Agreement and, in each case, as set forth on SCHEDULE 1 hereto.

          3. The Construction Budget in effect immediately prior to the proposed amendment is attached to this Construction Budget Amendment Certificate as SCHEDULE 2, and the Construction Budget which will be in effect upon effectiveness of the proposed amendment is attached to this Construction Budget Amendment as
          SCHEDULE 3.

          4. Immediately following the proposed amendment: (i) the Construction Budget will continue to provide for construction of improvements which are substantially consistent with the Minimum Facilities; (ii) the Construction Budget will continue to call for construction which will permit the date on which East Chicago Showboat becomes Operating to occur on or prior to the Completion Date; (iii) the Construction Budget will continue to reasonably establish the line item components of the work required to be undertaken in order to complete construction of East Chicago Showboat, and will continue to reasonably establish the cost of completing each line item component of such work; and (iv) the Remaining Costs will not exceed the Available Funds.

          5. The construction performed as of the date hereof is in accordance with the Plans and the disbursement is appropriate in light of the percentage of construction completed and the amount of stored materials. The undersigned have no reason to believe that the date on which East Chicago Showboat will become Operating will not occur on or prior to the Completion Date.

          6. After giving effect to the proposed amendment, the Construction Budget accurately sets forth the anticipated Construction Expenses through completion of the construction of East Chicago Showboat and the various lien item components thereof identified on the Construction Budget, all within the line item allocations established for those components set forth in the Construction Budget.

          7. After giving effect to the proposed amendment, the Construction Budget accurately sets forth all anticipated Pre-Opening Expenses which the Company will need to incur in order to commence Operating East Chicago Showboat on or before the Completion Date, and all anticipated Debt Financing Costs which will be payable or which will accrue through the date that the Company reasonably anticipates that East Chicago Showboat first will be Operating and to provide a reserve to cover any additional Debt Financing Costs that will accrue but will not yet be payable as of such date, all within the respective line items established for those items in the Construction Budget.

          8. After giving effect to the proposed amendment, there are sufficient Available Funds to pay for the anticipated costs described in paragraphs 6 and 7 above and the Company does not believe that any other expenses will need to be incurred by the Company in order to cause East Chicago Showboat to be Operating on or before the Completion Date.

          9. There is no Event of Default under the Indenture or any event, omission or failure of a condition which could constitute an Event of Default under the Indenture after notice or lapse of time or both.

          10. If the line item "UNALLOCATED RESERVES" is zero in the Construction Budget for East Chicago Showboat,
          SCHEDULE 1 to this Construction Budget amendment has been reviewed by the Reviewing Agent in accordance with the Escrow and Disbursement Agreement and attached as
          SCHEDULE 4 hereto is a copy of the Reviewing Agent's review letter.

     The undersigned certifies that the Construction Budget amendment contemplated hereby is permitted pursuant to the Escrow and Disbursement Agreement and the Indenture, and all conditions precedent thereto have been met.

     Attached to this Construction Budget Amendment Certificate are certificates from the Project Manager and the Project
Architect.

THE COMPANY:             SHOWBOAT MARINA CASINO PARTNERSHIP,
                         an Indiana general partnership

                         By:  SHOWBOAT MARINE PARTNERSHIP, an
                              Indiana general partnership, its
                              general partner

                         By:  SHOWBOAT INDIANA INVESTMENT LIMITED
                              PARTNERSHIP, a Nevada limited
                              partnership

                         By:  SHOWBOAT INDIANA, INC., a Nevada
                              corporation, its general partner

                         By:
                         Name:
                         Title:

                         SHOWBOAT MARINA FINANCE CORPORATION

                         By:
                         Name:
                         Title:

           SCHEDULE 1 TO CONSTRUCTION BUDGET AMENDMENT
Amendment No. __ to Construction Budget.

I.  Increases to Line Items:

The  following line item is increased:   ________________________

Old Amount of Line Item:                 ________________________

Amount of Increase:                      ________________________

New Total For Line Item:                 ________________________

Source of Funds For Increase:

     Source                             Amount
     Realized Savings                _______________1
     Additional Revenue              _______________2
     Previously Unallocated Reserve  _______________
     Additional Project
        Financing                    _______________2
     Capital Lease Savings           _______________3
          Total                      _______________

II.  Decreases to Line Items:

The following line item is
decreased:                    ________________________________

Old Amount of Line Item:      ________________________________

Amount of Decrease:           ________________________________

New Amount of Line Item:      ________________________________

Reason For Decrease of Line Item:

               ___  Realized Savings1

               ___  Decrease of Unallocated Reserves

               ___  Decrease of Allocated Reserves

               ___  Capital Lease Savings3

_______________________________
1.   Source  and documentation (receipts for purchased  goods  or
     contracts   for  fixed  price)  for  Realized  Savings   are
     attached.

2. Attached deposit slip into the Escrow Account to evidence additional funds.

3. Documentation (leases for goods leased pursuant to capital leases) for Capital Lease Savings are attached.

III.   New Construction Budget Totals

          a.  The total Construction Budget for the
          Project is now:                          $_____________
          b.  The amount disbursed to date for the
          Project is now:                          $_____________
          c.  Remaining amounts to be spent:       $_____________

          d.  Available Funds for Project:         $_____________

     Item d should be greater than or equal to item c.

    SCHEDULE 2 TO CONSTRUCTION BUDGET AMENDMENT CERTIFICATE
                EXISTING CONSTRUCTION BUDGET

The following table sets forth the existing construction budget for East Chicago Showboat (in millions):


CONSTRUCTION BUDGET:
Casino vessel		                    		$ 46.0
Gaming and other equipment	       	    17.2
Preopening expenses		               	  11.0
Interest<F1>				                       16.6
Breakwater				                         16.4
Garage					                            15.8
Furniture, fixtures & equipment		      11.9
Contingency				                        11.5
Pavilion				                           10.5
Design and development fees		          16.0
Economic development incentives		       5.9
Site improvements and infrastructure	   5.6
Offering discounts and expenses		       5.6
Bankroll and working capital		          5.0
       Total	                     			$195.0

<F1> Interest is net of interest income anticipated to be
     earned on the funds in the Escrow Account. Assumes interest income of 4.0% on the cash balance in the Escrow Account.

     SCHEDULE 3 TO CONSTRUCTION BUDGET AMENDMENT CERTIFICATE

                  REVISED CONSTRUCTION BUDGET

    SCHEDULE 4 TO CONSTRUCTION BUDGET AMENDMENT CERTIFICATE

                FORM OF REVIEWING AGENT'S LETTER

                        _________, 199_

_______________________
_______________________
_______________________
_______________________

Dear ____________:

      At your request, we are submitting this proposal to perform certain agreed upon procedures relating to the Budget Amendment Certificate to be submitted as part of an Officer's Certificate pursuant to Section 4.1 of that certain Escrow and Disbursement Agreement (the "ESCROW AND DISBURSEMENT AGREEMENT") dated March 28, 1996 by and among Showboat, Inc., a Nevada corporation ("SHOWBOAT"), as escrow agent (the "ESCROW AGENT") and as disbursement agent (the "DISBURSEMENT AGENT"), American Bank National Association, as trustee (the "TRUSTEE") under the Indenture (as defined therein), Showboat Marina Casino Partnership, an Indiana general partnership (the "PARTNERSHIP"), and Showboat Marina Finance Corporation, a Nevada corporation ("FINANCE CORPORATION" and, together with the Partnership, the "COMPANY"). Capitalized terms used in this certificate that are otherwise not defined shall have the meaning assigned in the Escrow and Disbursement Agreement.

      It is our understanding that the purpose of these special procedures is to verify the information listed on Schedule 1 to Budget Amendment (an example of such schedule is shown as
Schedule 1 to Exhibit E of the aforementioned Escrow and Disbursement Agreement), trace such information to the Construction Budget and recalculate the schedule for mathematical accuracy, and report any exceptions noted to the Company and the Disbursement Agent responsible for disbursing the funds pursuant to the Escrow and Disbursement Agreement. It is our further understanding that these special procedures are to be performed and our report thereon rendered timely such that it can be attached to the Officer's Certificate to the Disbursement Agent.

We expect our report will read generally as follows:

     We have performed the procedures enumerated below as requested by the management of Showboat Marina Casino Partnership relating to amendments to the Construction Budget and in particular to the schedule attached to the Budget Amendment Certificate prepared for such purpose. These procedures were performed solely to assist the Company in complying with the terms of the Escrow and Disbursement Agreement, and to provide independent verification of accounting information included as part of Schedule 1 to the Budget Amendment. This report is intended solely for your information and that of the Escrow Agent.

     Our procedures were as follows:

     (a)   We  compared  the accounting information  included  in
     Schedule 1 to the Budget Amendment to the accounting records of the Company and to the Construction Budget and found it to be in agreement except . . .

     (b)    We   recalculated  the  information   submitted   for
     mathematical accuracy and are in agreement except . . .

     These agreed-upon procedures are substantially less in scope than  an audit, the objective of which is the expression  of
     an   opinion   on   the   selected  financial   information.
     Accordingly, we do not express such an opinion.

     Based on the application of the procedures referred to above, nothing came to our attention that caused us to believe that the accounting information included in the aforementioned Schedule 1 to the Budget Amendment, prepare by the Company, was unsupported by the accounting records of the Company or the Construction Budget, except as noted. Had we performed additional procedures, or had we made an audit of the selected financial information, other matters might have come to our attention that would have been reported to you.

The aforementioned work and related report is anticipated to be performed and rendered for each Amendment to the Construction
Budget  made  within  the construction periods  of  East  Chicago
Showboat.

Our fees for the special procedures work will be billed at our standard rate, plus reimbursable expenses, and submitted for payment upon completion of each such amendment.

If the aforementioned is in accordance with our understanding, please sign and return the enclosed copy of this engagement letter in the attached return envelope.

We look forward to working with you on this important engagement.

                              Very truly yours,

Accepted By:

_____________________________________
Authorized Signature

                     EXHIBIT 1 TO EXHIBIT E

                 CERTIFICATE OF PROJECT MANAGER
                 CONSTRUCTION BUDGET AMENDMENT

                        ________, 199__

Showboat, Inc., Disbursement Agent
c/o Showboat Development Company
6601 Ventnor Avenue
Suite 105
Ventnor, New Jersey 08406


Re:  Amendment No. ____ to Construction Budget
     Construction  Budget  Amendment Certificate,  dated  _____,
     199__
     Under Escrow and Disbursement Agreement
     Certificate of Project Manager

Ladies and Gentlemen:

     Showboat, Inc., a Nevada corporation (the "PROJECT MANAGER") hereby certifies as follows:

      1. The Project Manager has reviewed the above referenced Construction Budget Amendment Certificate and that certain Escrow and Disbursement Agreement (the "ESCROW AND DISBURSEMENT AGREEMENT") dated March 28, 1996 by and among Showboat Marina Casino Partnership, an Indiana general partnership (the "SHOWBOAT PARTNERSHIP"), Showboat Marina Finance Corporation, a Nevada corporation ("FINANCE CORPORATION" and, together with Showboat Partnership, the "COMPANY"), American Bank National Association, a national banking association, as trustee (the "TRUSTEE") under the Indenture (as defined in the Escrow and Disbursement Agreement) and Showboat, Inc. ("SHOWBOAT"), as escrow agent (the "ESCROW AGENT") and as disbursement agent (the "DISBURSEMENT AGENT") to the extent necessary to understand the defined terms contained herein and in the Construction Budget Amendment Certificate that are incorporated by reference from the Escrow and Disbursement Agreement, and to provide the certification contained herein, Capitalized terms used herein shall have the meanings assigned to such terms in the Escrow and Disbursement Agreement.

      2. The Project Manager hereby certifies and confirms the accuracy of the certifications in paragraphs 1, 3, 5 and 6 of the above-referenced Construction Budget Amendment Certificate.

            The foregoing representations, warranties and certifications are true and correct and the Disbursement Agent and the Reviewing Agent are entitled to rely on the foregoing in authorizing and making the amendment to the Construction Budget.

                                   ________________,
                                   as Project Manager

                                   By:
                                   Name:
                                   Title:

                     EXHIBIT 2 TO EXHIBIT E

                CERTIFICATE OF PROJECT ARCHITECT
                 CONSTRUCTION BUDGET AMENDMENT


Showboat, Inc., Disbursement Agent
c/o Showboat Development Company
6601 Ventnor Avenue
Suite 105
Ventnor, New Jersey 08406

Re:  Amendment No. ___ to Construction Budget
     Construction  Budget  Amendment Certificate,  dated  _____,
     199__
     Under Escrow and Disbursement Agreement
     Certificate of Project Architect

Ladies and Gentlemen:

       The   undersigned,  as  project  architect  (the  "PROJECT
ARCHITECT"), hereby certifies as follows:

      1. The Project Manager has reviewed the above referenced Construction Budget Amendment Certificate and that certain Escrow and Disbursement Agreement (the "ESCROW AND DISBURSEMENT AGREEMENT") dated March 28, 1996 by and among American Bank National Association, a national banking association, as trustee (the "TRUSTEE") under the Indenture (as defined in the Escrow and Disbursement Agreement), Showboat, Inc. ("SHOWBOAT") as escrow agent (the "ESCROW AGENT") and disbursement agreement ("DISBURSEMENT AGENT"), Showboat Marina Casino Partnership, an Indiana general partnership (the "SHOWBOAT PARTNERSHIP"), Showboat Marina Finance Corporation, a Nevada corporation ("FINANCE CORPORATION" and, together with Showboat Partnership, the "COMPANY"), to the extent necessary to understand the defined terms contained herein and in the Construction Budget Amendment Certificate that are incorporated by reference from the Escrow and Disbursement Agreement, and to provide the certification contained herein, . Capitalized terms used herein shall have the meanings assigned to such terms in the Escrow and Disbursement Agreement.

      2. We hereby certify and confirm the accuracy of the certifications contained in paragraphs 1, 3, 5 and 6 of the above-referenced Construction Budget Amendment Certificate.

            The foregoing representations, warranties and certifications are true and correct and the Disbursement Agent and the Reviewing Agent are entitled to rely on the foregoing in authorizing and making the amendment to the Construction Budget.

                                   Showboat, Inc.,
                                   as Project Manager

                                   By:
                                   Name:
                                   Title:

         EXHIBIT F TO ESCROW AND DISBURSEMENT AGREEMENT

                 CONTRACT AMENDMENT CERTIFICATE

                    [Letterhead of Company]

                         _______, 199__

Showboat Inc., Disbursement Agent
c/o Showboat Development Company
6601 Ventnor Avenue
Suite 105
Ventnor, New Jersey 08406
Attention: R. Craig Bird

American Bank National Association, Trustee
101 East 5th Street
St. Paul, Minnesota 55101

Re:  Amendment No. ___ to Contract dated __________
     (the "CONTRACT") between Showboat Marina Casino
     Partnership and ________________ ("CONTRACTOR")
     Contract Amendment Certificate

Ladies and Gentlemen:

      The Company requests that the above-referenced Contract be amended as set forth on SCHEDULE 1 to this certificate. This certificate is delivered pursuant to that certain Escrow and Disbursement Agreement (the "ESCROW AND DISBURSEMENT AGREEMENT") dated March 28, 1996 by and among Showboat Marina Casino Partnership, an Indiana general partnership ( "SHOWBOAT PARTNERSHIP"), Showboat Marina Finance Corporation, a Nevada corporation ("FINANCE CORPORATION" and, together with Showboat Partnership, the "COMPANY"), American Bank National Association, a national banking association, as trustee (the "TRUSTEE") under the Indenture (as defined in the Escrow and Disbursement Agreement) and Showboat, Inc., a Nevada Corporation ("SHOWBOAT"), as escrow agent (the "ESCROW AGENT") and as disbursement agent (the "DISBURSEMENT AGENT"). Capitalized terms used in this certificate that are not otherwise defined shall have the meaning assigned in the meaning assigned in the Escrow and Disbursement Agreement.

      In connection with the requested Contract amendment, the Company hereby represents, warrants and certifies as follows:

          1. After giving effect to such amendment (and any related amendment to the Construction Budget):

                    (a) The Construction Budget will continue to call for construction of improvements constituting the at least the Minimum Facilities;

                    (b) If the amendment will effect a reduction in the scope of the work to be performed by Contractor, then the work eliminated from the scope of work either (i) is not necessary for the completion of the Minimum Facilities, or (ii) to the extent necessary for the completion of the
               Minimum  Facilities,  will  be  completed  by  the
               contractors set forth below under the new or amended contracts described below. Each such contractor is competent to perform the work called for by the new or amended contract in exchange for the payments contemplated thereby.

               WORK                CONTRACTOR            CONTRACT
               __________          __________          __________

                     (c)  The Company will continue to be able to
          complete the work within the line items pertaining to the Contract: (i) in a timely manner so as to permit the date on which East Chicago Showboat becomes Operating to occur on or prior to the Completion Date; and (ii) within the aggregate amounts specified for the line item on the Construction Budget.

          2. After giving effect to the proposed amendment (and any related amendment to the Construction Budget), the Construction Budget accurately sets forth the anticipated Construction Expenses through completion of the construction of East Chicago Showboat and the various components of East Chicago Showboat, all within the line item allocations established for those components set forth in the Construction Budget.

          3. After giving effect to the proposed amendment (and any related amendment to the Construction Budget), the Construction Budget accurately sets forth all anticipated Pre-Opening Expenses which the Company will need to incur in order to commence Operating East Chicago Showboat on or before the Completion Date, and all anticipated Debt Financing Costs which will be payable or which will accrue through the date that the Company reasonably anticipates that East Chicago
          Showboat first will be Operating and to provide a reserve to cover any additional Debt Financing Costs that will accrue but will not yet be payable as of such date, all within the respective line items established for those items in the Construction Budget.

          4.    There  is  no  Event  of Default  or  any  event,
          omission   or  failure  of  a  condition  which   could
          constitute an Event of Default after notice or lapse of time or both.

      The  undersigned  certifies that  this  Contract  Amendment
Certificate is authorized hereby is permitted pursuant to the Escrow and Disbursement Agreement and the Indenture, and all conditions precedent thereto have been met.

       Attached  to  this  Contract  Amendment  Certificate   are
certificates from the Project Manager and the Project Architect.

THE COMPANY:                  SHOWBOAT MARINA CASINO PARTNERSHIP,
                              an Indiana general partnership

                              By:   SHOWBOAT MARINA PARTNERSHIP,
                                    an Indiana general
                                    partnership, its general
                                    partner

                              By:   SHOWBOAT   INDIANA  INVESTMENT
                                    LIMITED PARTNERSHIP, a  Nevada
                                    limited    partnership,    its
                                    general partner

                              By:   SHOWBOAT  INDIANA,   INC.,   a
                                    Nevada    corporation,     its
                                    general partner

                              By:
                                    Name:  J. Keith Wallace
                                    Title: President and Chief
                                           Executive Officer

                              SHOWBOAT MARINA FINANCE
                              CORPORATION, a Nevada corporation

                              By:
                                    Name:  Mark J. Miller
                                    Title: Treasurer

      ______________________________ hereby certifies that it has
received  the  above  Contract  Amendment  Certificate  and   the
certifications of the Project Manager and the Project Architect attached thereto.

DATE:_____________________         ______________________________

                                   By:
                                   Name:
                                   Title:

          SCHEDULE 1 TO CONTRACT AMENDMENT CERTIFICATE
              COPY OF EXECUTED CONTRACT AMENDMENT)

                     EXHIBIT 1 TO EXHIBIT F

                 CERTIFICATE OF PROJECT MANAGER
                       CONTRACT AMENDMENT

                         ______, 199__

Showboat, Inc., Disbursement Agent
c/o Showboat Development Company
6601 Ventnor Avenue
Suite 105
Ventnor, New Jersey 08406

Re:  Amendment No. ___ to Contract dated __________
     (the "CONTRACT") between Showboat Marina Casino
     Partnership, and ________________ ("CONTRACTOR")
     Contract Amendment Certificate dated _____, _____
     Certificate of Project Manager

Ladies and Gentlemen:

     The undersigned, as project manager (the "PROJECT MANAGER"), hereby certifies as follows:

      1. The Project Manager has reviewed the above referenced Contract Amendment Certificate and that certain Escrow and Disbursement Agreement (the "ESCROW AND DISBURSEMENT AGREEMENT") dated March 28, 1996 by and among Showboat Marina Casino Partnership, an Indiana general partnership ( "SHOWBOAT PARTNERSHIP"), Showboat Marina Finance Corporation, a Nevada corporation ("FINANCE CORPORATION" and, together with Showboat Partnership, the "COMPANY"), American Bank National Association, a national banking association, as trustee (the "TRUSTEE") under the Indenture (as defined in the Escrow and Disbursement Agreement) and Showboat, Inc., a Nevada Corporation ("SHOWBOAT"), as escrow agent (the "ESCROW AGENT") and as disbursement agent (the "DISBURSEMENT AGENT"), to the extent necessary to understand the defined terms contained herein and in the Contract Amendment Certificate that are incorporated by reference from the Escrow and Disbursement Agreement, and to provide the certification contained herein.

      2. We hereby certify and confirm the accuracy of the certifications in paragraphs 1 and 2 of the above-referenced
Contract Amendment Certificate.

            The   foregoing   representations,   warranties   and
certifications are true and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the amendment to the Contract.

          Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Escrow and Disbursement Agreement.

                              Showboat, Inc.,
                              as Project Manager

                              By:
                              Name:
                              Title:

                     EXHIBIT 2 TO EXHIBIT F

                CERTIFICATE OF PROJECT ARCHITECT
                       CONTRACT AMENDMENT

                        _________, 1996

Showboat, Inc., Disbursement Agent
c/o Showboat Development Company
6601 Ventnor Avenue
Suite 105
Ventnor, New Jersey 08406


Re:  Amendment No. ___ to Contract dated __________
     (the "CONTRACT") between Showboat Marina Casino
     Partnership,   and ________________ ("CONTRACTOR")
     Contract Amendment Certificate dated _____, 199_
     Certificate of Project Architect

Ladies and Gentlemen:

       The   undersigned,  as  project  architect  (the  "PROJECT
ARCHITECT"), hereby certifies as follows:

     1. The Project Architect has reviewed the above referenced Contract Amendment Certificate and that certain Escrow and Disbursement Agreement (the "ESCROW AND DISBURSEMENT AGREEMENT") dated March 28, 1996 by and among Showboat Marina Casino Partnership, an Indiana general partnership ( "SHOWBOAT PARTNERSHIP"), Showboat Marina Finance Corporation, a Nevada corporation ("FINANCE CORPORATION" and, together with Showboat Partnership, the "COMPANY"), American Bank National Association, a national banking association, as trustee (the "TRUSTEE") under the Indenture (as defined in the Escrow and Disbursement Agreement) and Showboat, Inc., a Nevada Corporation ("SHOWBOAT"), as escrow agent (the "ESCROW AGENT") and as disbursement agent (the "DISBURSEMENT AGENT"), to the extent necessary to understand the defined terms contained herein and in the Contract Amendment Certificate that are incorporated by reference from the Escrow and Disbursement Agreement, and to provide the certification contained herein.

      2. We hereby certify and confirm the accuracy of the certifications contained in paragraphs 1 and 2 of the above-referenced Contract Amendment Certificate.

            The   foregoing   representations,   warranties   and
certifications are true and correct and the Disbursement Agent and the Reviewing Agent are entitled to rely on the foregoing in authorizing and making the amendment to the Contract.

          Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Escrow and Disbursement Agreement.

                              Showboat, Inc.,
                              as project architect

                              By:
                              Name:
                              Title:

         EXHIBIT G TO ESCROW AND DISBURSEMENT AGREEMENT

           FORM OF REVIEWING AGENT LETTER CONFIRMING
               PROCEDURES ON DISBURSEMENT REQUEST

Showboat, Inc., Disbursement Agent
c/o Showboat Development Company
6601 Ventnor Avenue
Suite 105
Ventnor, New Jersey 08406

Re:  Disbursement No. ___, dated __________, 199_,
     Under Escrow and Disbursement Agreement

Ladies and Gentlemen:

      We have performed the procedures enumerated below as requested by the Company in connection with the above-referenced Disbursement, pursuant to section 4.3 of that certain Escrow and Disbursement Agreement (the "ESCROW AND DISBURSEMENT AGREEMENT") dated March 28, 1996 by and among Showboat Marina Casino Partnership, an Indiana general partnership ( "SHOWBOAT PARTNERSHIP"), Showboat Marina Finance Corporation, a Nevada corporation ("FINANCE CORPORATION" and, together with Showboat Partnership, the "COMPANY"), American Bank National Association, a national banking association, as trustee (the "TRUSTEE") under the Indenture (as defined in the Escrow and Disbursement Agreement) and Showboat, Inc., a Nevada Corporation ("SHOWBOAT"), as escrow agent (the "ESCROW AGENT") and as disbursement agent (the "DISBURSEMENT AGENT"). Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Escrow and Disbursement Agreement.

     These procedures were performed solely to assist the Company in complying with the terms of the Escrow and Disbursement Agreement and to provide independent verification of the nature of the construction disbursements made for East Chicago Showboat for which the Company has requested disbursements relating to the period noted. This report is intended solely for your information and that of the Escrow Agent.

     Our procedures were as follows:

     (a) We selected all disbursements made at the request of the Company individually in excess of $5,000, relating to disbursement No. __________, dated __________, 199_.

     (b) We selected, on a judgmental basis, a sample of 20% of those disbursements at the request of the Company individually less than $5,000.

     (c) We read the documentation supporting the disbursements noted in (a) and (b), and compared the documentation to the disbursement and to the construction budget category and found the disbursement had documentation to support the nature of the disbursement, the disbursement was appropriately categorized against the construction budget classification, and total disbursements to date, in such category, did not exceed the budgeted amount for such category, except as follows:

     These agreed-upon procedures are substantially less in scope than an audit, the objective of which is the expression of an opinion on the selected financial information. Accordingly, we do not express such an opinion.

      Based on the application of the procedures referred to above, nothing came to our attention that caused us to believe that the disbursements in the schedules prepared by the Company that summarize the construction disbursements for East Chicago Showboat for disbursement No. ______________, dated _________________ 199_, lacked supporting documentation or were improperly categorized against the construction budget line items, except as noted. Had we performed additional procedures, or had we made an audit of the selected financial information, other matters might have come to our attention that would have been reported to you.


                              Showboat, Inc.,
                              a Nevada corporation

                              By:
                              Name:
                              Title:

         EXHIBIT H TO ESCROW AND DISBURSEMENT AGREEMENT

               FORM OF DISBURSEMENT AUTHORIZATION


               [Letterhead of Disbursement Agent]


                    Date:  [Draw Date], 199_


Showboat, Inc., Disbursement Agent
c/o Showboat Development Company
6601 Ventnor Avenue
Suite 105
Ventnor, New Jersey 08406

     Re:  Disbursement Authorization

Ladies and Gentlemen:

           This Disbursement Authorization is delivered to you pursuant to that certain Escrow and Disbursement Agreement (the "ESCROW AND DISBURSEMENT AGREEMENT") dated March 28, 1996 by and among Showboat Marina Casino Partnership, an Indiana general partnership ( "SHOWBOAT PARTNERSHIP"), Showboat Marina Finance Corporation, a Nevada corporation ("FINANCE CORPORATION" and, together with Showboat Partnership, the "COMPANY"), American Bank National Association, a national banking association, as trustee (the "TRUSTEE") under the Indenture (as defined in the Escrow and Disbursement Agreement) and Showboat, Inc., a Nevada Corporation ("SHOWBOAT"), as escrow agent (the "ESCROW AGENT") and as disbursement agent (the "DISBURSEMENT AGENT"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Escrow and Disbursement Agreement.
Pursuant to Section 3 of the Escrow and Disbursement Agreement, you are hereby authorized and directed to disburse from the Escrow Account funds in the amount of $______________.

       [IF THIS DISBURSEMENT AUTHORIZATION IS THE FINAL DISBURSEMENT OF FUNDS TO THE COMPANY PURSUANT TO SECTION 5.1 OF THE ESCROW AND DISBURSEMENT AGREEMENT, ADD THE FOLLOWING
SENTENCE: In addition, pursuant to Section 5.1 of the Escrow and Disbursement Agreement, the Disbursement Agent hereby directs the Escrow Agent to retain funds in the Escrow Account in an amount equal to $______________ in order to pay the Retainage Amounts pursuant to Section 6.2.1 of the Escrow and Disbursement Agreement.]

          We certify that we have received, reviewed and approved a Disbursement Request of the Company and that the disbursement authorized hereby is permitted pursuant to the Escrow and Disbursement Agreement.

            Please  confirm  the  transfer  described  above   by
returning a notice of confirmation to the undersigned at the address set forth above.

                              as Disbursement Agent

                              By:
                              Name:
                              Title:

         EXHIBIT I TO ESCROW AND DISBURSEMENT AGREEMENT

                    FORM OF PAYMENT REQUEST

                    [Letterhead of Company]
                    Date:  [Draw Date], 199_

Showboat, Inc., as Escrow Agent
c/o Showboat Development Company
6601 Ventnor Avenue
Suite 105
Ventnor, New Jersey 08406

American Bank National Association, as Trustee
101 East 5th Street
St. Paul, Minnesota 55101
Attention: Corporate Trust Department

     Re:  Payment Request

Ladies and Gentlemen:

           This Payment Request is delivered to you pursuant to that certain Escrow and Disbursement Agreement (the "ESCROW AND DISBURSEMENT AGREEMENT") dated March 28, 1996 by and among Showboat Marina Casino Partnership, an Indiana general partnership ( "SHOWBOAT PARTNERSHIP"), Showboat Marina Finance Corporation, a Nevada corporation ("FINANCE CORPORATION" and, together with Showboat Partnership, the "COMPANY"), American Bank National Association, a national banking association, as trustee (the "TRUSTEE") under the Indenture (as defined in the Escrow and Disbursement Agreement) and Showboat, Inc., a Nevada Corporation ("SHOWBOAT"), as escrow agent (the "ESCROW AGENT") and as disbursement agent (the "DISBURSEMENT AGENT").

      Pursuant to Section 3.3 of the Escrow and Disbursement Agreement, you are hereby directed to pay to _________________ (the "PAYING AGENT") on _______________________ (the "PAYMENT
DATE") funds in the amount of $_________________ from the Escrow Account maintained by you in the name of the Company. The undersigned hereby certifies that payments in an amount equal to such sums will be due and payable on the First Mortgage Notes on the Payment Date.

            Please  confirm  the  transfer  described  above   by
returning a notice of confirmation to the undersigned at the address set forth above.

THE COMPANY:                  SHOWBOAT MARINA CASINO PARTNERSHIP,
                              an Indiana general partnership

                              By: SHOWBOAT MARINA PARTNERSHIP, an
                                  Indiana general partnership, its
                                  general partner

                              By: SHOWBOAT   INDIANA  INVESTMENT
                                  LIMITED PARTNERSHIP, a  Nevada
                                  limited    partnership,    its
                                  general partner

                              By: SHOWBOAT  INDIANA,   INC.,   a
                                  Nevada    corporation,     its
                                  general partner

                              By:
                                  Name:  J. Keith Wallace
                                  Title: President and Chief
                                  Executive Officer

                              SHOWBOAT MARINA FINANCE
                              CORPORATION, a Nevada corporation

                              By:
                                  Name:  Mark J. Miller
                                  Title: Treasurer

cc:   American  Bank National Association, as Trustee  under  the
Indenture

         EXHIBIT J TO ESCROW AND DISBURSEMENT AGREEMENT

      FORM OF CONSENT TO COLLATERAL ASSIGNMENT OF CONTRACT


           CONTRACTING PARTY'S CONSENT TO ASSIGNMENT


           THIS CONTRACTING PARTY'S CONSENT TO ASSIGNMENT (this "CONSENT")is made as of _____________, 199_, by
,a(the "CONTRACTING PARTY"), whose address is ,for the benefit of American Bank National Association (the "TRUSTEE"), whose address is 101 East 5th Street, St. Paul, Minnesota 55101, Attention: Corporate Trust Department.


                            RECITALS

     A.     FIRST  MORTGAGE  NOTES.   Pursuant  to  that  certain
Indenture dated as of March 28, 1996, by and among Showboat Marina Casino Partnership, an Indiana general partnership, and Showboat Marina Finance Corporation, a Nevada corporation, and the Trustee, as trustee (the "INDENTURE"), the Company has issued $140,000,000 principal amount of their 13 1/2% First Mortgage Notes due 2003 (the "FIRST MORTGAGE NOTES"). All defined terms used herein and not otherwise defined, shall have the meanings set forth in the Indenture, or the Escrow and Disbursement Agreement,
as  applicable.   The proceeds of the First Mortgage  Notes  have
been deposited into an escrow account maintained by the Escrow Agent pursuant to that certain Escrow and Disbursement Agreement (the "ESCROW AND DISBURSEMENT AGREEMENT") dated March 28, 1996 by and among Showboat Marina Casino Partnership, an Indiana general partnership ( "SHOWBOAT PARTNERSHIP"), Showboat Marina Finance Corporation, a Nevada corporation ("FINANCE CORPORATION" and, together with Showboat Partnership, the "COMPANY"), American Bank National Association, a national banking association, as trustee (the "TRUSTEE") under the Indenture (as defined in the Escrow and Disbursement Agreement) and Showboat, Inc., a Nevada Corporation ("SHOWBOAT"), as escrow agent (the "ESCROW AGENT") and as disbursement agent (the "DISBURSEMENT AGENT").


     B. SECURITY. The Company must use certain proceeds of the First Mortgage Notes disbursed pursuant to the Escrow and Disbursement Agreement for the construction or operation of East Chicago Showboat. Contracting Party and the Company are parties
to     that    certain                                      dated
, 199___ (the "CONTRACT") relating to construction or operation of East Chicago Showboat. The Company has executed an assignment of contracts and documents, collaterally assigning all of the Company's right, title and interest in and to, among other things, the Contract (the "COLLATERAL ASSIGNMENT"), dated as of _______, 1996, in favor of Trustee.


                            CONSENT

           NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Contracting Party agrees as follows:

          1. CONSENT TO ASSIGNMENT. Pursuant to the Contract, Contracting Party has performed or supplied, or agreed to perform or supply, certain services, materials or documents in connection with the Property or East Chicago Showboat. Contracting Party hereby consents to the assignment thereof by the Company to Trustee as provided in the Collateral Assignment and this Consent.

          2. COMPANY'S DEFAULT UNDER CONTRACT. If the Company defaults under the Contract, before exercising any remedy, Contracting Party shall deliver to Trustee at its address set forth above, by registered or certified mail, postage prepaid, return receipt requested, written notice of such default, specifying the nature of the default and the steps necessary to cure the same. If the Company fails to cure the default within the time permitted under the Contract, then Trustee shall have an additional 30 days after the expiration of the time permitted under the Contract (but in no event less than an additional 30 days after the receipt by Trustee of the said notice from Contracting Party) within which Trustee shall have the right, but not the obligation, to cure such default. Contracting Party's delivery of such a notice of default to Trustee and Trustee's failure to cure the same within the said additional period shall be conditions precedent to the exercise of any right or remedy of Contracting Party arising by reason of such default, except that Contracting Party shall not be required to continue performance under the Contract for the said additional period, unless and until Trustee agrees to pay Contracting Party for that portion of the work, labor and materials rendered during the said period.

          3. COMPANY'S DEFAULT UNDER LOAN DOCUMENTS. If Trustee gives written notice to Contracting Party that the Company has defaulted under the Loan Documents and requests that Contracting Party continue its performance under the Contract, Contracting Party shall thereafter perform for Trustee under the Contract in accordance with its terms, so long as Contracting Party shall be paid pursuant to the Contract for all work, labor and materials rendered thereunder, including payment of any sums due to Contracting Party for work performed up to and including the date of the Company's default.

          4. PERFORMANCE FOR TRUSTEE. If Trustee (a) cures any default by the Company pursuant to Paragraph 2 above, (b) gives written notice to Contracting Party that the Company has defaulted under the Collateral Documents pursuant to Paragraph 3 above, (c) becomes the owner of East Chicago Showboat,
(d) undertakes to complete the construction of East Chicago Showboat pursuant to its rights under the Collateral Documents, or (e) following an Event of Default, otherwise requires the performance of Contracting Party's obligations under the Contract or the use of any plans and specifications, drawings, surveys or other materials or documents previously prepared or provided by Contracting Party pursuant to the Contract, then in any such event, so long as Contracting Party has received and continues to receive the compensation required under the Contract related thereto, Trustee shall have the right to obtain performance from Contracting Party of all of its obligations under the Contract, and to use all such plans and specifications, drawings, surveys and other materials and documents, and the ideas, designs and concepts contained therein, in connection with the completion of East Chicago Showboat, without the payment of any additional fees or charges to Contracting Party.

          5. AMENDMENTS AND CHANGE ORDERS. Contracting Party agrees that it will not modify, amend, supplement or in any way join in the release or discharge of Contracting Party's obligations under the Contract unless (a) such change is commercially reasonable, and (b) the Disbursement Agent under the Escrow and Disbursement Agreement or the Trustee has consented to such change in writing, and Contracting Party agrees that it will not perform any work pursuant to any change order or directive unless the same is issued and executed in accordance with the terms and conditions of the Contract.

          6. LIST OF SUBCONTRACTING PARTIES. Upon the written request of the Trustee or the Disbursement Agent at any time and from time to time, Contracting Party shall furnish to the Trustee and the Disbursement Agent a current list of all persons with whom Contracting Party has entered into subcontracts or other agreements related to the rendering of work, labor or materials under the Contract, together with a statement as to the status of each such subcontract or agreement, and the respective amounts, if any, owed by Contracting Party related thereto.

          7. REPRESENTATIONS AND WARRANTIES. Contracting Party represents and warrants to the Trustee and the Disbursement Agent that (a) it is duly licensed to conduct its business in the jurisdiction contemplated by the Contract, and will at all times maintain its license in full force and effect throughout the term thereof, (b) the Contract has not been amended, modified or supplemented except as set forth therein, (c) the

Contract constitutes a valid and binding obligation of Contracting Party and is enforceable in accordance with its terms, (d) there have been no prior assignments of the Contract, and (e) all covenants, conditions and agreements of the Company and Contracting Party contained in the Contract have been performed as required therein, except for those that are not due to be performed until after the date hereof.

                APPLICATION OF FUNDS. Nothing herein imposes or shall be construed to impose upon Trustee any duty to direct the application of any proceeds of the First Mortgage Notes, and Contracting Party acknowledges that Trustee is not obligated to Contracting Party or any of its subcontracting parties, materialmen, suppliers or laborers.

                ACKNOWLEDGMENT OF INDUCEMENT. Contracting Party is executing this consent to induce the purchasers of the First Mortgage Notes to purchase the First Mortgage Notes. Contracting Party understands that the purchasers of the First Mortgage Notes would not advance such funds and make such purchases but for Contracting Party's execution and delivery hereof.

          IN WITNESS WHEREOF, Contracting Party has executed this
Consent as of the date first above written.

                         CONTRACTING PARTY:

                         ________________________
                         a_______________________

                         By:
                         Name:
                         Title:

         EXHIBIT K TO ESCROW AND DISBURSEMENT AGREEMENT

                      PRE-OPENING EXPENSES

      The Pre-Opening Expenses are described in the Attachment to this Exhibit K. The attachment further sets forth several line items of Pre-Opening Expenses and the respective maximum amounts which may be drawn under the line items for expenses incurred during the sequential calendar months from ___________ through ___________. No disbursement may be made for a particular line item category for expenses incurred in that category in any given calendar month in excess of the maximum set forth for the line item and the calendar month; PROVIDED, HOWEVER, that: (a) if the Company incurs less expenses under a line item for a given calendar month than the maximum set forth for that line item and calendar month, then the difference can be re-allocated to a later calendar month for the same line item and thereby increase the maximum expenditures for the line item in the specified later calendar month; and (b) if at any time all of the work, services and materials contemplated under a line item have been completed and the aggregate expense through said completion is less than the figure listed for the line item under the column entitled "Total," then the difference may be re-allocated to other line items in the Construction Budget (including line items which are not "Pre-Opening Expenses"). All re-allocations pursuant to the foregoing shall be made by Construction Budget Amendments pursuant to the process set forth in the Escrow and Disbursement Agreement.

         EXHIBIT L TO ESCROW AND DISBURSEMENT AGREEMENT

                      _____________, 199__

[INSERT  NAME  AND ADDRESS OF ISSUER OR TRANSFER  AGENT  FOR  THE
ISSUER, AS APPLICABLE]
_______________________________________
_______________________________________

Attention:  _____________________

      Re:   Pledge of securities of [INSERT NAME OF ISSUER]  (the
            "ISSUER")

Gentlemen and Ladies:

      This letter shall provide you with irrevocable instructions
concerning          securities (the "SECURITIES")  of  beneficial
interest of _______________ [INSERT NAME OF ISSUER] to be held in
account   no.                            (the   "ACCOUNT")    and
registered in the name of the undersigned (the "SECURITYHOLDER"). The undersigned hereby certifies and agrees as follows:

           1. The Securityholder has pledged and granted a security interest in the Securities, together with all interest, dividends, gains and other income thereon and reinvestments thereof, together with all right, title and interest of Securityholder in the Account with respect to the foregoing (the "PLEDGE"), to American Bank National Association (the "TRUSTEE") in its capacity as trustee under that certain Indenture dated as of March 28, 1996, by and among Showboat Marina Casino Partnership, an Indiana general partnership ( "SHOWBOAT PARTNERSHIP"), Showboat Marina Finance Corporation, a Nevada corporation ("FINANCE CORPORATION" and, together with Showboat Partnership, the "COMPANY"), and American Bank National Association, a national banking association, as trustee (the "TRUSTEE") (the "INDENTURE") pertaining to the 13 1/2% First Mortgage Notes due 2003. In such capacity, the Trustee is referred to herein as the "PLEDGEE."

           2.   The Securityholder hereby represents to you that:
(a) the Pledgee has designated _____________ [INSERT NAME OF AGENT] (the "AGENT") to serve as the Pledgee's designee and agent in order to perfect the security interest in favor of the Pledgee; and (b) the Securityholder has not granted any security interest, right or claim in the Securities or the Account to any person other than the Pledgee.

           3. Accordingly, the Securityholder hereby irrevocably directs you to make such notations in the records pertaining to the Securities and the Account as are necessary to reflect the Pledge, including the registration of the Securities and the Account in the name of [INSERT SHOWBOAT MARINA CASINO PARTNERSHIP OR SHOWBOAT MARINA FINANCE CORPORATION, AS APPROPRIATE] and the registration of the Pledge of the Securities in the following name:

                "___________________ [INSERT NAME OF AGENT],
          as agent for American Bank National Association, in the latter's capacity as trustee under that certain Indenture dated as of March 28, 1996, by and among Showboat Marina Casino Partnership, an Indiana general partnership, Showboat Marina Finance Corporation, a Nevada corporation, and American Bank National Association, a national banking association, as trustee, pertaining to the 13 1/2% First Mortgage Notes due 2003"

           4. The Securityholder hereby further irrevocably directs you to reinvest any and all dividends or distributions from net investment income and capital gains in additional Securities of the Issuer, subject to the Pledge. In addition, the Securityholder hereby irrevocably instructs you, notwithstanding any contrary instructions from the Securityholder, to follow only instructions received from the Agent, furnished in writing, concerning (a) the payment or reinvestment of dividends or distributions and (b) the redemption, transfer, sale or any other disposition or transaction concerning the Securities or the interest, dividends, gains and other income thereon.

           5. The Securityholder also irrevocably authorizes and directs you to send all notices, statements and all other communications concerning the Securities or the Account to the following address or such other address as may be specified in written instructions from the Agent: [INSERT NAME AND ADDRESS OF AGENT]

   [INSERT  NAME OF AGENT], AS AGENT FOR [INSERT NAME OF TRUSTEE]

                                        [INSERT ADDRESS OF AGENT]
                                    Attn:
                                    Re:  Showboat Marina  Casino
                                         Partnership, and
                                         Showboat Marina  Finance
                                         Corporation

           6. The Securityholder agrees that neither you, the Issuer or any of their respective partners, trustees, officers, employees or affiliates (collectively, the "Issuer Affiliates") shall be liable for complying in good faith with the instructions contained herein or failing to comply with any contrary or inconsistent instructions that may subsequently be issued by the Securityholder. The Securityholder further agrees to hold harmless and indemnify each of the Issuer Affiliates against any claim or loss arising out of any actions or omissions taken by any person in reliance on or compliance with the instructions and authorizations contained herein.

           7. The Securityholder agrees that the instructions contained herein may be revoked by the Securityholder only upon the receipt by you of the Agent's written consent to such revocation or written notification from the Agent that the Pledge has been terminated.

                         Very truly yours,

THE COMPANY:                  SHOWBOAT MARINA CASINO PARTNERSHIP,
                              an Indiana general partnership

                              By: SHOWBOAT MARINA PARTNERSHIP, an
                                  Indiana general partnership, its
                                  general partner

                              By: SHOWBOAT   INDIANA  INVESTMENT
                                  LIMITED PARTNERSHIP, a  Nevada
                                  limited    partnership,    its
                                  general partner

                              By: SHOWBOAT  INDIANA,   INC.,   a
                                  Nevada    corporation,     its
                                  general partner

                              By:
                                  Name:     J. Keith Wallace
                                  Title:    President and Chief
                                            Executive Officer

                              SHOWBOAT MARINA FINANCE
                              CORPORATION, a Nevada corporation

                              By:
                                  Name:  Mark J. Miller
                                  Title: Treasurer

GUARANTEE OF SIGNATURE

Authorized Signature

By:                                     Address:
Title:

Dated:                                  Dated:

      The undersigned hereby confirms the following for the benefit of the above-referenced Pledgee and Agent:

          (i)  The undersigned is [CHECK APPROPRIATE BOX]

          [ ] The Issuer of the Securities, and the Issuer has been organized under the laws of a jurisdiction which has adopted Article 8 of the Uniform Commercial Code pertaining to investment securities, and said laws accordingly permit the undersigned to register a pledge of the Securities in favor of the Pledgee by taking the steps referenced in numbered paragraph 3 of the above letter.

          [ ] The transfer agent for the Issuer of the Securities, and the Issuer has been organized under the laws of a jurisdiction which has adopted Article 8 of the Uniform Commercial Code pertaining to investment securities, and said laws accordingly permit the undersigned to register a pledge of the Securities in favor of the Pledgee by taking the steps referenced in numbered paragraph 3 of the above letter.

          (ii)   The  undersigned  agrees  to  comply  with   the
                 instructions set forth in the above letter.  The
                 Pledge has been registered on ______________, 199_ [INSERT DATE].

          (iii) Immediately after registration of the Pledge, there were no liens, restrictions or adverse claims (as to which the undersigned has a duty to disclose under the Uniform Commercial Code) to the Securities, other than the Pledge.

Date:  _____________________, 199_

         EXHIBIT M TO ESCROW AND DISBURSEMENT AGREEMENT

FORM  OF SHOWBOAT DISBURSEMENT AUTHORIZATION (SHOWBOAT DISBURSEME
NT CERTIFICATE)

                    [Letterhead of Showboat]

                      Date:  ______, 199_

Showboat, Inc., Disbursement Agent
c/o Showboat Development Company
6601 Ventnor Avenue
Suite 105
Ventnor, New Jersey 08406

America Bank National Association
101 East 5th Street
St. Paul, Minnesota 55101
Attention: Corporate Trust Department

     Re:  Showboat Certificate

Ladies and Gentlemen:

             This certificate (the "SHOWBOAT DISBURSEMENT CERTIFICATE") is delivered to you pursuant to that certain Escrow and Disbursement Agreement (the "ESCROW AND DISBURSEMENT AGREEMENT") dated March 28, 1996 by and among Showboat Marina Casino Partnership, an Indiana general partnership ( "SHOWBOAT PARTNERSHIP"), Showboat Marina Finance Corporation, a Nevada corporation ("FINANCE CORPORATION" and, together with Showboat Partnership, the "COMPANY"), American Bank National Association, a national banking association, as trustee (the "TRUSTEE") under the Indenture (as defined in the Escrow and Disbursement Agreement), Showboat, Inc. ("SHOWBOAT"), a Nevada corporation, as escrow agent (the "ESCROW AGENT") and as disbursement agent (the "DISBURSEMENT AGENT"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Escrow and Disbursement Agreement.

DISBURSEMENT
           Pursuant to Section 3 and Section 17 of the Escrow and
Disbursement Agreement, you are hereby authorized and directed to
disburse  from  the  Escrow  Account  funds  in  the  amount   of
$______________.

       [IF THIS DISBURSEMENT AUTHORIZATION IS THE FINAL DISBURSEMENT OF FUNDS TO THE COMPANY PURSUANT TO SECTION 5.1 OF THE ESCROW AND DISBURSEMENT AGREEMENT, ADD THE FOLLOWING
SENTENCE: In addition, pursuant to Section 5.1 of the Escrow and Disbursement Agreement, we hereby direct you to retain funds in the Escrow Account in an amount equal to $______________ in order to pay the Retainage Amounts pursuant to Section 6.2.1 of the Escrow and Disbursement Agreement.]

AMENDMENTS TO CONSTRUCTION BUDGET OR TO CONTRACTS

          We hereby certify that the attached Construction Budget
Amendment  or  Contract  Amendment,  as  the  case  may  be,   is
effective.

           Showboat hereby makes to the Escrow Agent and the Trustee the representations and warranties set forth in Section
17.2   of  the  Escrow  and  Disbursement  Agreement.   All  such
representations and warranties are true and correct on the date hereof.

           Showboat, pursuant to Section 17 of the Escrow and Disbursement Agreement, hereby certifies that the disbursement, Construction Budget Amendment and/or Contract Amendment, as the case may be, authorized hereby is permitted under the Escrow and Disbursement Agreement.

            Please  confirm  the  transfer  described  above   by
returning a notice of confirmation to the undersigned at the address set forth above.

                         Showboat, Inc.

                         By:
                         Name:
                         Title:

         EXHIBIT N TO ESCROW AND DISBURSEMENT AGREEMENT

          FORM OF PRE-CLOSING DISBURSEMENT CERTIFICATE

               Showboat Marina Casino Partnership
              Showboat Marina Finance Corporation
                    2001 East Columbus Drive
                  East Chicago, Indiana 46312

                         March 28, 1996

     Showboat, Inc., as Escrow Agent
     c/o Showboat Development Company
     6601 Ventnor Avenue
     Suite 105
     Ventnor, New Jersey 08406
     Attention: R. Craig Bird


     American Bank National Association
     101 East 5th Street
     St. Paul, Minnesota 55101
     Attention: Corporate Trust Department

Re:  Pre-Closing Disbursements Certificate

Ladies and Gentlemen:

      This Pre-Closing Disbursement Certificate is delivered to you pursuant to that certain Escrow and Disbursement Agreement (the "ESCROW AND DISBURSEMENT AGREEMENT") dated March 28, 1996 by and among Showboat Marina Casino Partnership, an Indiana general partnership ( "SHOWBOAT PARTNERSHIP"), Showboat Marina Finance Corporation, a Nevada corporation ("FINANCE CORPORATION" and, together with Showboat Partnership, the "COMPANY"), American Bank National Association, a national banking association, as trustee (the "TRUSTEE") under the Indenture (as defined in the Escrow and Disbursement Agreement) and Showboat, Inc. ("SHOWBOAT"), a Nevada corporation, as disbursement agent (the "DISBURSEMENT AGENT"), and as escrow agent (the "ESCROW AGENT"). Capitalized terms used herein shall have the meanings assigned to such terms in the Escrow and Disbursement Agreement.

     The Company hereby irrevocably instructs the Escrow Agent to disburse the following sums to the following parties:

      (a) $__________ to Chicago Title Insurance Company, as payment of certain title insurance premiums and other costs incurred in connection with the issuance of the First Mortgage
Notes; and

      (b) $___________ to Stewart Title Guaranty Company, as payment of certain title insurance premiums and other costs incurred in connection with the issuance of the First Mortgage
Notes.

                    [SIGNATURE PAGE FOLLOWS]

THE COMPANY:             SHOWBOAT MARINA CASINO PARTNERSHIP,
                              an Indiana general partnership

                         By:  SHOWBOAT MARINA PARTNERSHIP, an
                                    Indiana  general partnership,
                                    its general partner

                         By:  SHOWBOAT INDIANA INVESTMENT LIMITED
                              PARTNERSHIP,   a   Nevada   limited
                              partnership, its general partner

                         By:  SHOWBOAT INDIANA, INC., a Nevada
                              corporation, its general partner

                         By:
                              Name:  J. Keith Wallace
                              Title: President and Chief
                                     Executive Officer

                         SHOWBOAT MARINA FINANCE CORPORATION, a
                         Nevada corporation

                              By:
                              Name:  Mark J. Miller
                              Title: Treasurer